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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BEACON POWER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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BEACON POWER CORPORATION
65 Middlesex Road
Tyngsboro, MA 01879

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held July 21, 2010

To the Stockholders of
Beacon Power Corporation:

        We are hereby notifying you that Beacon Power Corporation will be holding its Annual Meeting of Stockholders at our corporate headquarters located at 65 Middlesex Road, Tyngsboro, Massachusetts 01879, on Wednesday, July 21, 2010 at 1:00 p.m., local time, for the following purposes:

  (1)
  To elect six members of our Board of Directors for the ensuing year and until each of their successors is duly elected and qualified;

  (2)
  To approve the Beacon Power Corporation 2010 Stock Incentive Plan, constituting an amendment, restatement and renaming of our Third Amended and Restated 1998 Stock Incentive Plan;

  (3)
  To authorize our Board of Directors to implement, in its discretion, a reverse stock split of our outstanding shares of common stock with a ratio within a range of between one-for two to one-for-ten, inclusive and to file an amendment to our Certificate of Incorporation to effect the reverse split at the ratio chosen by the Board, together with an amendment to reduce the number of shares of common stock authorized under the Certificate of Incorporation;

  (4)
  To ratify the selection of Miller Wachman LLP as independent auditors to audit our books and accounts for the fiscal year ending December 31, 2010; and

  (5)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Your vote is important. Whether or not you plan to attend the meeting, please vote as soon as possible. You may vote by mailing a completed proxy card, by telephone, or over the Internet. For specific voting instructions, please refer to the information provided with your proxy card and in this proxy statement.

By Order of the Board of Directors,
Beacon Power Corporation
James M. Spiezio Secretary

June     , 2010
Tyngsboro, Massachusetts

 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement may include statements that are not historical facts and are considered "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Beacon Power Corporation's current views about future events and financial performances. These "forward-looking" statements are identified by the use of terms and phrases such as "believe," "expect," "plan," "anticipate," and similar expressions identifying forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from Beacon Power Corporation's expectation. These factors include, for example: a limited commercial operating history; the need to raise additional funding to build frequency regulation power plants and support our operations; success in closing the DOE loan and the ability to meet DOE loan and grant covenants; volatility in the pricing for frequency regulation and the effects of changes in electricity demand and natural gas prices on the frequency regulation market; our ability to obtain site interconnection approvals or other zoning and construction approvals in a timely manner; limited experience manufacturing flywheels in volume production or supplying frequency regulation services on a commercial basis; our ability to integrate 200 flywheels into a 20 MW facility; our ability to construct and operate plants in a variety of locations; our ability to make our technology fully compatible with 50 Hz. electrical design requirements for use in overseas markets; our ability to sell regulation services and plants at attractive margins; the uncertainty of the global economy; meeting the technical requirements of foreign markets based upon their specific grid and market characteristics; dependence on third-party suppliers; competition from companies with greater financial resources, especially from companies that are already in the frequency regulation market; possible government regulation that may impede the ability to market products or services or impact market size; possible product liability claims and the negative publicity which could result; any failure to protect intellectual property, or any possible infringement of third party patents; our ability to retain key executives and continue to attract additional talented human resources; and the historical volatility of our stock price. Such statements made by us fall within the safe harbors provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These factors are elaborated upon and other factors are described in the section of our Annual Report on Form 10-K titled "Risk Factors Relating to Our Business." We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 21, 2010. Our proxy statement and annual report to security holders for the fiscal year ended December 31, 2009 are available at www.beaconpower.com, under the "Investor" tab.

BEACON POWER CORPORATION

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
On July 21, 2010

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Beacon Power Corporation ("we", "us", "Beacon", "our", or the "Company") for use at the Annual Meeting of Stockholders to be held on July 21, 2010 beginning at 1:00 p.m. at our corporate headquarters located at 65 Middlesex Road, Tyngsboro, Massachusetts 01879, and at any adjournment or postponement of that meeting.

Introduction

        We are furnishing you with this Proxy Statement in connection with the solicitation of proxies to be used at the Annual Meeting of Beacon to be held on July 21, 2010 and at any adjournment of the Annual Meeting, for the purposes set forth in the accompanying notice of the meeting. All holders of record of our Common Stock at the close of business on May 24, 2010 will be entitled to vote at this meeting and any adjournments thereof. The stock transfer books have not been closed.

        We expect to mail this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and the accompanying proxy card to our stockholders on or about June     , 2010.

Methods of Voting

        You may vote by mail, by telephone, over the Internet or in person at the Annual Meeting.

        Voting by Mail.    By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. Please sign and return your proxy card to ensure that all of your shares are voted.

        Voting by Telephone.    To vote by telephone, please follow the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

        Voting over the Internet.    To vote over the Internet, please follow the instructions included on your proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card.

        Voting in Person at the Annual Meeting.    If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the meeting, you will need to bring to the meeting a legal proxy from your broker or other nominee authorizing you to vote such shares.

Solicitation of Proxies

        We are soliciting proxies in the form enclosed on behalf of the Board of Directors. We will vote any such signed proxy, if received in time for the voting and not revoked, at the Annual Meeting according to your directions. We will vote any proxy that fails to specify a choice on any matter to be acted upon FOR the election of each nominee for director and FOR each other proposal to be acted upon. If you submit a signed proxy in the form enclosed, you will have the power to revoke it at any time before we use it by filing a later proxy with us, by attending the Annual Meeting and voting in person, or by notifying us of the revocation in writing addressed to the Secretary of Beacon Power Corporation at 65 Middlesex Road, Tyngsboro, MA 01879.

        We will pay for all expenses of preparing, assembling, printing and mailing the material used in the solicitation of proxies by the Board. Officers and regular Beacon employees may solicit proxies on behalf of the Board by telephone, telegram or personal interview, and we will bear the expenses of such efforts. We also may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons at our expense. We have retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of $8,500 plus reasonable out-of—pocket expenses.

Voting Rights

        As of            , 2010, we had                  shares of our common stock, $0.01 par value ("Common Stock"), issued and outstanding. You may vote your shares of Common Stock at the Annual Meeting if you were a stockholder of record as the close of business on May 24, 2010. Each share of Common Stock that you held as of the record date entitles you to one vote on each matter to be voted upon at the Annual Meeting. All holders of Common Stock vote together as one class.

        The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock on the record date is necessary to constitute a quorum to transact business at the Annual Meeting. If a quorum is not present, we expect that the Annual Meeting will be adjourned or postponed in order to solicit additional proxies. Shares of Common Stock represented at the Annual Meeting but not voted, including shares of Common Stock for which proxies have been received but for which the holders have abstained, will be treated as present at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

        Assuming a quorum is established, directors will be elected (under Proposal 1) by a plurality of votes cast. If a vote is withheld regarding the election of directors, such vote will have no effect.

        Proposal 2, the approval of our 2010 Stock Incentive Plan, constituting an amendment, restatement and renaming of our 1998 Stock Incentive Plan, requires the affirmative vote of a majority of the total votes cast on the matter.

        Proposal 3, to authorize our Board of Directors to implement a reverse stock split and to file an amendment to our Sixth Amended and Restated Certificate of Incorporation to effect the reverse split and to reduce the number of shares of Common Stock authorized for issuance under the certificate, requires the affirmative vote of a majority of our shares issued and outstanding.

        Proposal 4, the ratification of auditors, requires the affirmative vote of a majority of shares represented at the meeting.

        If you return your proxy with instructions to abstain from voting on any of the proposals, your shares will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Other than with respect to the election of directors proposal (Proposal 1) and the proposal to approve our 2010 Stock Incentive Plan (Proposal 2), an abstention with respect to the other proposals has the legal effect of a vote "AGAINST" the proposal. Abstaining from voting on the election of directors proposal will have no effect because the directors who receive a plurality of votes are elected. Abstaining from voting on the approval of our 2010 Stock Incentive Plan will have no effect because abstentions are not considered votes cast under Delaware law. If your shares are held by your broker in "street name" and you do not vote your shares, your brokerage firm may not have the authority to vote your unvoted shares held by the firm on certain proposals, including on the election of directors. Since such "broker non-votes" are not considered cast on the Proposals, they will not have any effect on the outcome of Proposal 2. However, under Delaware law, to determine whether Proposal 3 and 4 have received the necessary number of affirmative votes, broker non-votes, like abstentions, will have the same effect as a vote AGAINST Proposals 3 and 4.

No Appraisal Rights

        There are no appraisal rights associated with any of the proposals being considered at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of April 26, 2010, certain information concerning the ownership of shares of our Common Stock by:

  •
  Each person or group that we know beneficially owns more than five percent of the issued and outstanding shares of common stock

  •
  Each director

  •
  Each executive officer for whom we are required to present compensation information in this proxy statement; and

  •
  All of our directors and executive officers as a group. Except as otherwise indicated, each person named has sole investment and voting power with respect to his, her or its shares of common stock shown.

Each beneficial owner other than Capital Ventures International, Enable Growth Partners, LP, Goldman Sachs Asset Management LP and Ramius LLC has an address c/o Beacon Power Corporation, 65 Middlesex Road, Tyngsboro, Massachusetts 01879.

	Shares beneficially owned
Name and Address of Beneficial Owner(2)	Number(1)	Percent of Class
Stephen P. Adik	349,767	*
F. William Capp	3,065,031	1.7%
Judith Judson	109,304	*
Daniel Kletter	258,020	*
Matthew L. Lazarewicz	1,192,257	*
Virgil Rose	256,528	*
Jack P. Smith	411,073	*
James M. Spiezio	1,210,333	*
Edward Weihman	205,242	*
5% Shareholders
Capital Ventures International(3) Heights Capital Management, Inc. One Capitol Place Grand Cayman, Cayman Islands British West Indies	17,033,632	8.6%
Enable Capital Management(4) One Ferry Building, Suite 255 San Francisco, CA 94111	16,896,877	8.5%
Goldman Sachs Asset Management, L.P.(5) 32 Old Slip New York, NY 10005	12,253,630	6.5%
Ramius LLC(6) 599 Lexington Avenue, 20th Floor New York, NY 10022	14,677,781	7.6%
All directors and executive officers as a group (9 persons)	7,057,555	3.8%

*
Less than 1%.

(1)
The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to those securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 26, 2010 through the exercise of any warrant, stock option or other right. The inclusion in this joint proxy statement of these shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. The number of shares of Beacon common stock outstanding used in calculating the percentage for each listed person includes the shares of Beacon common stock underlying options or restricted stock units held by that person that are exercisable or convertible within 60 days of April 26, 2010, but excludes shares of Beacon common stock underlying options or restricted stock units held by any other person.

(2)
Includes the following shares of the Company's Common Stock which the indicated executive officer or director had the right to acquire within 60 days after April 23, 2010, through the exercise of stock options or restricted stock units: Mr. Adik, 349,767; Mr. Capp, 2,515,520; Ms. Judson, 109,304; Mr. Kletter, 208,020; Mr. Lazarewicz, 807,182; Mr. Rose, 231,528; Mr. Smith, 383,073; Mr. Spiezio, 948,386; and Mr. Weihman 205,242.

(3)
Heights Capital Management, Inc., the investment advisor of Capital Ventures International, has discretionary authority to vote and dispose of the shares held by Capital Ventures International and may be deemed to be the beneficial owner of these shares. The address for Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, CA 94111. According to the Schedule 13G filing referenced below, this amount includes 15,248,953 shares underlying warrants to purchase Common Stock, which warrants are not exercisable to the extent that the shares then beneficially owned by the reporting persons would exceed 9.99% of our outstanding Common Stock. This amount does not include 567,636 shares underlying warrants to purchase Common Stock, which warrants are not exercisable to the extent that the shares then beneficially owned by the reporting persons would exceed 4.99% of our outstanding Common Stock. Information regarding the number of shares of Common Stock held by Capital Ventures International is based on information contained in a Schedule 13G filed with the SEC jointly with Heights Capital Management, Inc. on February 12, 2010.

(4)
Enable Capital Management, LLC ("ECM") is the general partner and/or investment manager of Enable Growth Partners, L.P. ("EGP") and Mitchell S. Levine ("Levine"), is managing member and majority owner of Enable Capital Management, LLC. ECM and Levine may, therefore, be deemed to beneficially own the Securities owned by EGP and such other investment limited partnerships for the purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, insofar as they may be deemed to have the power to direct the voting or disposition of those securities. Each of ECM and Levine disclaims beneficial ownership as to the securities, except to the extent of his or its pecuniary interests therein. Shares beneficially owned by ECM includes 16,896,877 shares underlying warrants to purchase Common Stock.

(5)
Information regarding ownership of Common Stock by Goldman Sachs Asset Management, L.P., ("GSAM") and GS Investments Strategies, LLC ("GSIS"), each a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is included herein in reliance on information set forth in the Schedule 13G filed jointly by GSAM and GSIS with the SEC on February 16, 2010, reflecting ownership as of December 31, 2009. GSAM and GSIS are both classified as investment advisors in accordance with Rule 13d-1(b)(1)(ii)(E) under the Securities Exchange Act of 1934.

(6)
Information taken solely from Amendment No. 1 to the Schedule 13G filed jointly with the SEC on February 10, 2010 by Ramius LLC, Ramius Advisors LLC, RCG PB, Ltd, Ramius Enterprise Master Fund Ltd, Ramius Navigation Master Fund Ltd, C4S & Co L.L.C., Peter A. Cohen, Morgan B. Stark, Jeffrey M. Solomon, Thomas W. Strauss, Cowen Group, Inc. and RCG Holdings LLC (collectively the "Reporting Persons"). Based on the matters reported in such filing, as of December 31, 2009: (i) Ramius Navigation Master Fund Ltd ("Navigation Master Fund") is the beneficial owner of 11,008,336 shares, including 8,272,500 shares exercisable upon the exercise of warrants; (ii) Ramius Enterprise Master Fund Ltd ("Enterprise Master Fund") is the beneficial owner of 3,669,445 shares, including 2,757,500 shares issuable upon the exercise of warrants; (iii) RCG PB Ltd., as the sole shareholder of Navigation Master Fund, may be deemed to beneficially own the 11,008,336 shares beneficially owned by Navigation Master Fund; (iv) Ramius Advisors, LLC ("Ramius Advisors"), as the investment advisor of Enterprise Master Fund and Navigation Master Fund; Ramius LLC, as the sole member of Ramius Advisors; Cowen Group, Inc., as the sole member of Ramius LLC; RCG Holdings LLC, as a signficant sharheolder of Cower Group, Inc.; C4S & Co., L.L.C. ("C4S"), as the management member of RCG Holdings, LLC; and Messrs Coden, Stark, Strauss and Solomon, may each be deemed to beneficially own the 3,669,445 shares owned by Enterprise Master Fund and the 11,008,336 shares owned by Navigation Master Fund. Each Reporting Person (other than Navigation Master Fund and Enterprise Master Fund) disclaims beneficial ownership of the shares reported herein except to the extent of his or its pecuniary interest therein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. Directors, officers and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, during our fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to our directors, officers and ten percent stockholders were satisfied.

 CORPORATE GOVERNANCE

Executive Officers

        The names, ages, current positions and principal occupations during the last five years of our current executive officers are described below:

Name	Age	Position
F. William Capp	61	President and Chief Executive Officer
Matthew L. Lazarewicz	59	Vice President of Engineering and Chief Technical Officer
James M. Spiezio	62	Vice President of Finance, Chief Financial Officer, Treasurer and Secretary
Judith Judson	37	Vice President, Asset Management and Market Development

F. William Capp

        Mr. Capp has served as our President, Chief Executive Officer and a member of the Board of Directors since December 1, 2001 when he joined the Company. Mr. Capp received his Bachelor of Science in Aeronautical Engineering from Purdue University, a Master of Business Administration and a Master's Degree in Mechanical Engineering from the University of Michigan.

Matthew L. Lazarewicz

        Mr. Lazarewicz has served as our Vice President of Engineering since February 1999, and was named our Chief Technical Officer in September of 2001. Mr. Lazarewicz is a Registered Professional Engineer in the Commonwealth of Massachusetts and received both Bachelor's and Master's Degrees in Mechanical Engineering from the Massachusetts Institute of Technology. Mr. Lazarewicz also completed his Master's Degree in Management at the Massachusetts Institute of Technology Sloan School of Management.

James M. Spiezio

        Mr. Spiezio joined our Company in May 2000. He has served as Vice President of Finance, Chief Financial Officer and Treasurer since July 2000, Secretary since March 2001, and was our Corporate Controller from May 2000 to July 2000. He has over twenty-seven years of diversified manufacturing and financial management experience. Mr. Spiezio is a graduate of the Indiana University School of Business.

Judith Judson

        Ms. Judson joined our Company in January 2008 as Director of Regulatory and Market Affairs. She was appointed as Vice President, Asset Management and Market Development in April 2010. Prior to joining Beacon Power, Ms. Judson worked as a consultant to businesses in the energy sector from April 2007 through January 2008, served as a Commissioner and Chairman of the Massachusetts Department of Telecommunications and Energy from 2005 through April 2007, and ran as a candidate for State Representative in the 13th Essex District of Massachusetts in 2004. Ms. Judson received her Bachelor of Science in Mechanical Engineering from Kettering University and a Master of Business Administration from Harvard Business School.

Board Leadership Structure

        In August 2009, the Board of Directors formally appointed a Chairman of the Board, to recognize the differences between the roles of Chief Executive Officer and of Chairman of the Board. The CEO articulates management's view of the Company's strategic direction and provides day-to-day leadership, while the Chairman of the Board provides guidance to the CEO, sets the agenda for Board meetings and presides over meetings of the full Board. Our Board is comprised of six directors, five of whom are independent directors. As discussed below, we have four standing Board committees, all of which are comprised entirely of, and are chaired by, independent directors. We believe that this leadership structure has been effective for the Company by providing a balance of power with strong independent leadership.

Board's Role in Risk Oversight

        The Board's role in the Company's risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate "risk owner" within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives a report, the Chairman of the relevant committee reports on the discussion to the full Board during the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Board of Directors Meetings and Committees

        Meetings.    During the fiscal year ended December 31, 2009, our Board of Directors held 16 meetings. Each director attended more than 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he served during the period.

        Committees.    Our Board of Directors has established four standing committees: the Audit Committee, the Compensation Committee, Finance Committee and the Nominating and Governance Committee. No member of any of these committees is an employee of Beacon. Effective April 1, 2010, the membership of each committee is listed below.

Audit	Compensation	Nominating and Governance	Finance Committee
Stephen P. Adik, Chair	Jack P. Smith, Chair	Virgil G. Rose, Chair	Daniel E. Kletter, Chair
Edward A. Weihman	Stephen P. Adik	Daniel E. Kletter	Stephen P. Adik
Daniel E. Kletter	Virgil G. Rose	Jack P. Smith	Edward A. Weihman

        Audit Committee.    Under the rules of the Nasdaq Stock Market, our Audit Committee must have at least three members, all of whom must be independent. All members of our Audit Committee qualify as independent as defined in the Nasdaq Stock Market and SEC rules. Mr. Adik and Mr. Kletter are each qualified as an Audit Committee Financial Expert, as defined by the SEC. The Audit Committee is appointed by and reports to our Board of Directors. Its responsibilities include, but are not limited to, the appointment, compensation and dismissal of our independent auditors, review of the scope and results of our independent auditors' audit activities, evaluation of the independence of our independent auditors and review of our accounting controls and policies, financial reporting practices and internal audit control procedures and related reports. During the last fiscal year, the Audit Committee held 8 meetings. The Audit Committee's charter can be found on our website at www.beaconpower.com.

        Compensation Committee.    Our Compensation Committee has the authority to set the compensation of our Chief Executive Officer and all other executive officers and has the responsibility to review the design, administration and effectiveness of all programs and policies concerning executive compensation and establishing and reviewing general policies relating to compensation and benefits of employees. The Compensation Committee administers our Third Amended and Restated 1998 Stock Incentive Plan and Employee Stock Purchase Plan. Messrs. Adik, Smith and Rose are non-employee directors who have no interlocking relationships as defined by the SEC, and are all independent pursuant to the rules of the Nasdaq Stock Exchange applicable to members of this committee. The Compensation Committee held 12 meetings during the last fiscal year. The Compensation Committee's charter can be found on our website at www.beaconpower.com.

        Nominating and Governance Committee.    The Nominating and Governance Committee recommends to the Board corporate governance guidelines applicable to the Board and to the Company and oversees the effectiveness of our corporate governance in accordance with those guidelines. The committee also identifies individuals qualified to become Board members, reviews the qualifications of nominee directors and recommends to the Board the director nominees for annual meetings of stockholders and candidates to fill vacancies on the Board. Additionally, the committee recommends to the Board the directors to be appointed to Board committees. While the committee does not have a formal diversity policy for Board membership, the Board seeks directors who represent a mix of backgrounds, perspective and experiences that will enhance the quality of the Board's deliberations and decisions.

        A stockholder may nominate a person for election as a director by complying with Section 2.2 of our By-Laws, which provides that advance notice of a nomination must be delivered to us and must contain the name and certain information concerning the nominee and the stockholders who support the nominee's election. A copy of this By-Law provision may be obtained by writing to Beacon Power Corporation, Attn: James M. Spiezio, Secretary, 65 Middlesex Road, Tyngsboro, Massachusetts 01879. Director nominees recommended by our stockholders will be considered on the same terms as other nominees. All members of our Nominating and Governance Committee qualify as independent pursuant to the rules of the Nasdaq Stock Market. The Nominating and Governance Committee held 5 meetings during the last fiscal year. The charter for our Nominating and Governance Committee can be found on our web site at www.beaconpower.com.

        Finance Committee.    The Finance Committee is appointed by the Board of Directors to assist the Board in monitoring material financial matters involving: (1) debt undertaken by the Company; (2) equity raised by the Company; (3) share splits or retirement of shares by the Company; (4) cash dividends or share dividends paid by the Company; (5) acquisitions and divestures; (6) significant changes in Company ownership; (7) project finance for the Company and/or for affiliates that it may sponsor; and (8) such other matters as are similar or related to these matters, or which the Board considers to be necessary or advisable. While the Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Committee to plan or conduct financial transactions nor does the Committee have any oversight responsibility with respect to the Company's financial reporting. The Finance Committee held 7 meetings during the last fiscal year. The Finance Committee's Charter can be found on our website at www.beaconpower.com.

Director Independence

        There are no family relationships among any of our directors or executive officers. Messrs. Adik, Smith, Kletter, Weihman and Rose, representing a majority of our directors, are independent under the rules of the Nasdaq Stock Market. Our board holds regularly scheduled meetings at which only these independent directors are present.

Limitation of Liability and Indemnification

        Our Certificate of Incorporation limits the liability of our directors, officers and various other parties whom we have requested to serve as directors, officers, trustees or in similar capacities with other entities to us or our stockholders for any liability arising from an action to which such persons are a party by reason of the fact that they were serving Beacon or at our request to the fullest extent permitted by the Delaware General Corporation Law.

        We have entered into indemnification agreements with our directors and executive officers. Subject to certain limited exceptions, under these agreements, we will be obligated, to the fullest extent not prohibited by the Delaware General Corporation Law, to indemnify such directors and officers against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they were Beacon directors or executive officers. We also maintain liability insurance for our directors and executive officers in order to limit our exposure to liability for indemnification of our directors and executive officers.

Communication with Our Board of Directors

        Our Board of Directors provides a process for our stockholders and other interested parties to send communications directly to our non-employee directors. Any person who desires to contact the non-employee directors may do so by writing to: Board of Directors, c/o Beacon Power Corporation, 65 Middlesex Road, Tyngsboro, Massachusetts 01879.

        Communications received will be forwarded directly to the Chair of the Nominating and Governance Committee. The Chair of the Nominating and Governance Committee will, in his discretion, forward such communications to other directors, members of our management or such other persons as he deems appropriate. The Chair of the Nominating and Governance Committee, or, if appropriate, our management, will respond in a timely manner to any substantive communications from a stockholder or interested party.

        Our Audit Committee also provides a process to send communications directly to the committee about our accounting, internal accounting controls or auditing matters. Any person who desires to contact the Audit Committee regarding such matters may do so by writing to Audit Committee of the Board of Directors, c/o Beacon Power Corporation, 65 Middlesex Road, Tyngsboro, Massachusetts 01879.

        Communications received by mail will be forwarded directly to the Chair of the Audit Committee. The Chair of the Audit Committee, in his discretion, will forward such communications to other directors, members of our management or such other persons as he deems appropriate. The Chair of the Audit Committee, or, if appropriate, our management, will respond in a timely manner to any substantive communications from a stockholder or an interested party.

 AUDIT COMMITTEE REPORT

        The Audit Committee of our Board of Directors is composed of three members and acts under a written charter. All members of the Audit Committee are independent directors, as defined by its charter and the rules of the Securities and Exchange Commission and Nasdaq Stock Market.

        In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended December 31, 2009, the Audit Committee (i) reviewed and discussed the audited financial statements with management, (ii) discussed with Miller Wachman LLP, our independent auditors for the fiscal year ending December 31, 2009, the matters required to be discussed by Statement of Auditing Standards 61, as amended, as adopted by the Public Company Accounting Oversight Board and (iii) received the written disclosures and the letter from Miller Wachman LLP required by applicable requirements of the Public Company Accounting Oversight board regarding Miller Wachman LLP's communications with the audit committee concerning independence, and has discussed the independence of Miller Wachman LLP with such firm. Based on the review and discussions referred to above, among other things, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

Submitted by the Audit Committee:
Stephen P. Adik, Chair Daniel E. Kletter Edward A. Weihman

 EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Executive Summary

        Our executive compensation and benefit program has been designed to encourage our named executive officers (our chief executive officer, or CEO; our chief financial officer, or CFO; and our chief technology officer, or CTO) to pursue our strategic objectives while effectively managing the risks and challenges inherent in a development stage company transitioning into a commercial company. We created a compensation package that combines short and long-term components through a mix of base salary, bonus and equity compensation, in the proportions we believe are most appropriate to incentivize and reward our executive officers for achieving our strategic objectives. Moreover, the program is designed to be competitive with comparable employers and to align management's incentives with the long-term interests of our stockholders. Our compensation-setting process consists of establishing targeted overall compensation for each executive officer and then allocating that compensation among fixed and variable elements. At the executive level, we design the incentive compensation to reward company-wide performance, shareholder value creation, and the achievement of specific financial, operational and strategic objectives.

        The Compensation Committee, after considering the Company's cash position as of the end of 2008, cash requirements for 2009, and the Company's business plan for 2009, decided to hold the executive officers' salaries at the 2008 level for 2009. Given market conditions and our stock price as of the beginning of 2009, the Compensation Committee also decided to recalibrate the 2009 executive equity award structure. During recent years, the Compensation Committee had targeted the long-term equity incentive grants to the executive officers at 100% of base salary for our CEO and at 55% of base salary for our CFO and CTO, with the grant size calculated using the Black-Scholes fair value. When evaluating the incentive structure for 2009, the Compensation Committee determined that the use of the Black-Scholes formula when the market price for our stock was lower than in prior years would have resulted in granting a significantly larger number of options and Restricted Stock Units (RSUs) than in prior years. The Compensation Committee believed that this was not appropriate and after receiving guidance from its compensation consultants, an alternative methodology was used to set long-term incentives. The revised method used to calculate the 2009 grants was to simply apply a factor of 120% as a function of the number of options and RSUs granted for 2008. As a result of this change in methodology, the percentage of total compensation that was variable and based on the performance of the Company dropped from 58% to 47% for our CEO, and from 46% to 36% for our CFO and CTO. However, our Compensation Committee believes that our compensation program remains a performance-oriented structure, with an appropriate portion of compensation at risk for our executive officers.

        In 2009 our executive officers' performance relative to strategic objectives resulted in a 90% payout of the targeted bonus amount. The objectives for 2009 had five primary components: (1) funding, (2) reliable operation of our flywheel systems and cost reductions on both flywheel systems and balance of plant, (3) breaking ground at our Stephentown site, (4) improvement of our economics through favorable tariff improvements, and (5) work on alternative applications. In addition, there were stretch objectives for a "take or pay" agreement, agreements for sales outside the United States or funding from the stimulus legislation. In summary, the key targeted objectives and results were as follows:

  •
  On funding, the targets for the year were exceeded in a very challenging economic environment

  •
  On reliable operations of our flywheel systems and cost reductions on both flywheel systems and the balance of plant, the targets for the year were exceeded

  •
  On breaking ground at our Stephentown site, the target was met

  •
  On improving the economics through favorable tariff improvements and work on alternative applications, the targets were met.

        On the stretch objectives, the target for funding from stimulus legislation was exceeded. The overall evaluation of performance to targets for 2009 was that as a percentage of targeted objectives, an appropriate rating would be approximately 120%. However, the Compensation Committee, upon reviewing the results of executive performance for 2009 determined that an award of 90% was appropriate. The Compensation Committee took this discretionary position that while management had performed well on its targets, the reduction in stock price during 2009 warranted a lower than target payout. The Compensation Committee determined that 90% was a fair payout.

Role of Our Compensation Committee

        Our Compensation Committee approves, administers and interprets our executive compensation policies. Our Compensation Committee is appointed by our Board of Directors, and consists entirely of directors who are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code, "non-employee directors" for purposes of Rule 16b-3 under the Exchange Act and "independent directors" for purposes of the rules of the Nasdaq Stock Market. Our Compensation Committee has three members: Mr. Stephen P. Adik, Mr. Virgil G. Rose and Mr. Jack P. Smith, who chairs the committee.

        Our Compensation Committee reviews and makes recommendations to our Board of Directors to ensure that our compensation program is consistent with our compensation philosophy and corporate governance guidelines and, subject to the approval of our Board (without the participation of the CEO), establishes the compensation paid or granted to our executive officers, which include our CEO, CFO and CTO. The Compensation Committee also establishes an overall pool of compensation for Senior Management and other employees.

        Messrs. Adik, Smith and Rose are non-employee directors who have no interlocking relationships as defined by the SEC, and are all independent pursuant to the rules of the Nasdaq Stock Market applicable to members of this committee.

Role of Compensation Consultant

        The Compensation Committee generally engages an independent compensation consultant to provide a market perspective on executive compensation matters. Towers Watson (formerly known as Watson Wyatt) has served as the Compensation Committee's consultant since 2005. During that time, the Compensation Committee has utilized Towers Watson for various activities, including but not limited to peer group development, competitive market analysis, incentive plan design and assistance in pay determination. During 2009, we paid Towers Watson approximately $41,000 for all services provided. None of these services related to matters outside of our executive compensation program. The Compensation Committee expects to continue to engage an outside advisor in the development of programs and pay setting activities.

Role of our Executive Officers

        The role of our CEO and CFO is to allocate the compensation pool approved by the Compensation Committee among all our other employees and to provide recommendations to the Compensation Committee in regard to any equity compensation to be granted to other employees.

        During the transition from development stage to commercial production, we have aligned the compensation structure of all other employees to the same company-wide strategic objectives and performance as the executive officers' compensation. As we move into volume production of commercial products, we will continue to evaluate the effectiveness of company-wide strategic objectives. If we determine that company performance would be improved by combining these objectives with specific operational goals within areas we will modify our programs.

Program Participants

        Our executive officers in 2009 were:

  •
  F. William Capp, Chief Executive Officer (CEO)

  •
  James M. Spiezio, Chief Financial Officer (CFO)

  •
  Matthew L. Lazarewicz, Chief Technical Officer (CTO)

On April 26, 2010, our Board of Directors named Judith Judson, from Director of Regulatory and Market Affairs, to Vice President, Asset Management and Market Development. As an executive officer of the Company, she is eligible to participate in our 2010 executive officer compensation programs. Because she was not an executive officer during fiscal year 2009, her compensation is not presented for such year in this proxy statement.

Development of a Formal Compensation Program

        Our Compensation Committee has taken the following steps to ensure that our compensation and benefit programs for executive officers are consistent with our compensation philosophy and our corporate governance guidelines:

  •
  Beginning in 2005, the committee engaged and directed Towers Watson, as our independent executive compensation and benefits consultant, to assess the competitiveness of our compensation program, and provide a high-level review of our long-term incentive plan

  •
  With the assistance of ongoing input from Towers Watson, we have developed appropriate compensation packages by targeting a competitive level of pay as measured against our peer group described below

  •
  We have maintained a practice of reviewing the performance and determining the total compensation earned, paid or awarded to our Chief Executive Officer independent of input from him

  •
  We have developed compensation guidelines for our Chief Financial Officer and Chief Technical Officer with assistance from our Chief Executive Officer, and determined what we believe to be appropriate total compensation based on competitive levels as measured against our peer group

  •
  We have maintained the practice of holding executive sessions, without executive officers present, at every Compensation Committee meeting

  •
  For the remainder of the management team the Compensation Committee and executive officers review the compensation program to insure consistency with our compensation philosophy and governance guidelines.

        Based on these efforts and examinations, the Compensation Committee developed a compensation program intended to be in place for the next several years and continues to monitor this program to insure its effectiveness.

Market Referencing

        To test the competitiveness of our compensation program, Towers Watson was engaged to compare our compensation practices and levels to a group of specific peer companies, representative of companies of similar size and industry. As our company continues to grow, Towers Watson analyzes and updates the compensation benchmarking peer group where appropriate. The recommended changes, if any, in the peer group is then presented to the Compensation Committee for approval. In 2007, Towers Watson helped us to select a comparison group using the following criteria:

  •
  Publicly-traded companies subject to disclosure requirements governed by the SEC

  •
  Companies that operate in the capital goods sectors or select companies in the clean technology industry

  •
  Companies that are similar in size to the company:

  •
  Market capitalization—generally within a range of .5X - 2.5X of our own

  •
  Revenue—generally within a range of $0 to $50 million

  •
  Companies that are generally in a similar business stage.

        In 2009, Towers Watson and the Compensation Committee reviewed the peer group previously selected and determined that the following peer group of 11 companies continues to be appropriate and no changes were recommended:

  •
  Active Power Inc.

  •
  Akeena Solar Inc.

  •
  Ascent Solar Technologies

  •
  Capstone Turbine Corporation

  •
  Daystar Technologies Inc.

  •
  Evergreen Energy Inc.

  •
  Hoku Scientific Inc.

  •
  Ocean Power Technologies Inc.

  •
  Satcon Technology Corporation

  •
  Spire Corporation

  •
  UQM Technologies, Inc.

        The Compensation Committee engaged Towers Watson in December 2009 to update its 2007 benchmarking analysis. The analysis consisted of assessing our named executive officer compensation against that of the peer group. The analysis specifically reviewed base salaries, annual incentive targets, long-term incentive levels and overall total direct compensation. As a group, our named executive officers' base salaries in 2009 were between the 25th and 50th percentile of the peer group, while target total direct compensation (TDC) was closer to the market 50th percentile (CEO TDC approximated the market 30th percentile). The Committee also reviewed annual and three year Total Shareholder Return (TSR) performance of the company versus its peer group and the Russell 2000 (small cap index). It was determined that the Company underperformed the peer group and index with regards to shareholder return.

        We intend to continue our strategy of providing competitive compensation opportunity to our executive officers, through programs that emphasize performance-based incentive compensation in the form of cash and equity. To that end, total executive compensation is structured to ensure that, due to the nature of our business, there is an equal focus on our operational and financial performance and stockholder return. We believe that the positioning of our executive officer compensation was consistent with our financial performance, the individual performance of each of our executives and the interests of our stockholders. We also believe that the total compensation was reasonable in the aggregate. Further, in light of our compensation philosophy, we believe that the total compensation package for our executive officers should continue to consist of base salary, annual cash incentive awards (bonuses), long-term equity-based incentive compensation, and certain other benefits.

        The competitive posture of our total annual direct compensation will vary from year to year based on our results and individual performance. as compared to the performance of the peer group companies and the respective level of annual performance bonus awards made to their executives.

Components of Compensation Program

        Our performance-driven compensation program has both short-term and long-term components. Our executive officers' compensation is defined in the Executive Agreements (which are further detailed in the section titled "Executive Officer Employment Agreements" below). All of our other employees are employees at will. However, all of our employees participate in the compensation programs as noted below.

Current Compensation Components

        We utilize current compensation components that include base salary and cash bonuses to motivate and reward our employees, including our executive officers, in accordance with our defined objectives. Our Compensation Committee has established this program to set and refine management objectives and to measure performance against those objectives. The Compensation Committee reviews its conclusions on short term compensation with the Board (without the participation of the CEO), and once a consensus is reached, the short term compensation decisions are presented to the executive officers.

Base Salary

        Base salary rewards the experience, skills, knowledge and responsibilities required of each of our executive officers and reflects competitive market conditions. The factors considered in determining salary and annual increases to salary, which are typically adjusted effective January 1 of each year, are:

  •
  Experience

  •
  Functional role

  •
  Level of responsibility

  •
  Performance and accomplishments

  •
  Comparisons against market benchmarks described earlier in this discussion

  •
  Trends in compensation for the geographic region

  •
  Professional effectiveness including leadership, commitment, creativity and team building

  •
  Knowledge, skills, attitude and focus

  •
  Competitive market for corresponding positions within comparable geographic areas and industries

        Using the criteria outlined above, our Compensation Committee works directly with its independent compensation consultant to determine the compensation recommendations that our Compensation Committee makes to our Board of Directors regarding specific compensation actions for the executive officers. The Compensation Committee evaluates each executive officer's base salary in terms of his individual performance and his relative percentile performance to the peer group. However, after considering the Company's cash position as of the end of 2008, cash requirements for 2009, and the Company's business plan for 2009, the Compensation Committee decided to hold the executive officers' salaries at the 2008 level for 2009. The executive officers' base salaries were as follows:

Executive Officer	2008 Base Salary	2009 Base Salary	% Increase
F. William Capp	$296,125	$296,125	0.0%
James M. Spiezio	210,813	210,813	0.0%
Matthew L. Lazarewicz	189,280	189,280	0.0%

Performance Bonus

Overview of Performance Bonus Program

        Awards under the performance bonus program are based on a quantitative and qualitative review of all of the facts and circumstances related to the Company and each executive's or employee's performance. An executive officer may receive awards from zero to 100% of his target bonus based on the review of results. Additional awards of up to 70% of the target bonus may be awarded for performance at levels above targeted goals and objectives or improvement in the timing of achieving certain results. The criteria for these potential additions to the bonus are clearly defined as part of establishing the potential bonus structure each year.

        On an individual level, the Compensation Committee attempts to set clearly defined goals for each executive officer, focusing on the categories mentioned below, with an emphasis on quantifiable and achievable goals. Once the defined goals have been identified, the Compensation Committee engages in a collaborative process with the executive officers to reach agreement on the following aspects of the short term goals:

  •
  Agreement that the goals formulated are viewed by the executive officers as the correct drivers for the business from their perspectives

  •
  Consistency of these goals with our short and long term strategies

  •
  Timing, measurability and relative values that should be ascribed to each goal; and

  •
  Agreement that the goals are difficult yet realistically attainable.

        The Compensation Committee sees this process both as the optimal means of assembling accurate information regarding the expectation and realization of performance, as well as an integral part of our culture of collaborative, team-oriented management.

        The Compensation Committee evaluates each executive officer as well as our other key employees once each year based on the achievement of set goals. This review is typically done during the first quarter of the year. We review final results for the year versus pre-determined objectives and begin discussions regarding performance objectives for the current fiscal year. Performance bonuses, at the discretion of the Compensation Committee, may be awarded in the form of cash or RSUs and equity-based awards. During recent years, the performance bonuses have been paid in cash.

        Total compensation for our executive officers may vary significantly from year to year, based on the percentage of achievement of goals. In addition, the value of equity awards in either RSUs or stock options may vary significantly in value based on the performance of our stock price.

Discretionary Bonus

        Additional discretionary awards of the target bonus may be awarded for performance to targets that emerge subsequent to the establishment of the year's bonus program or other achievements not previously identified, or performance to existing targets that is greater or timelier than the target.

2009 Performance Bonus and Resulting Bonus Payout

        Our business strategy is to become a leader in providing frequency regulation services to the electrical grid. We intend to build our service business through our internal research efforts, our use of proprietary technologies, expansion of manufacturing capabilities and our deployment of facilities dedicated to providing economically-viable frequency regulation services to the electrical grid. In order to accomplish these goals, we will need to expand manufacturing capabilities, acquire appropriate locations for installation of our flywheel systems and raise additional financing. We must also focus on continually strengthening our management and technical teams, in order to provide the human resources necessary to carry out our business objectives.

        In 2009, we made progress in executing our strategic plan. For 2009, the target performance goals and results were as follows:

Metrics	Comments on results	Potential Value (% of Bonus Award)	Value Awarded Based on Achievement (% of Bonus Award)

Funding: Goals related to continued funding of basic cash burn; progress on DOE loan application; and debt or equity funding to support DOE-required equity contribution and beyond.	Seaside funding was completed on schedule in March 2010. The DOE loan application was approved by the credit review board, making us the first public company and the second of 16 applicants to receive the commitment. We raised over $20 million in a December 2009 financing, providing funding for the remaining equity commitment for Stephentown and a portion of our goals outside of the DOE requirements.	25	25
25kWh flywheel development: Goals related to achieving and maintaining reliable operation on flywheels and the Smart Energy Matrix System connected to grid operators; significant progress on cost reductions for both flywheel and balance of plant	We made continuous improvement, redesigning motor generators to address an overheating issue, and achieved 3MW capacity in service. We met our goals on both flywheel and other cost reductions on an accelerated timeframe that earned a bonus under the plan metrics.	20	26
Financial reporting: Institute monthly reporting of financial results from regulation operations to the Board of Directors; develop an investor relations package; update and validate internal financial forecasting model.	We met each of our goals in this area.	15	15

Metrics	Comments on results	Potential Value (% of Bonus Award)	Value Awarded Based on Achievement (% of Bonus Award)

Deployment: Goals related to maintaining high operational availability in Tyngsboro, groundbreaking in Stephentown, and adding 1MW of revenue service at AEP site in PJM Interconnection and 5MW of revenue service in New York.	We achieved about one-half of the goals relating to operational availability by solving motor issues, making progress on balance issues and achieving cost reductions. We broke ground in Stephentown in November, behind schedule. The goals relating to adding 1 MW at AEP and 5 MW in New York were not met.	15	7
Market Access: Work with ISOs on market changes and related developments that will support non-discriminatory treatment of alternative energy storage technologies.	We met or exceeded our goals in this area. In NYISO, favorable market tariff and associated software changes were approved by FERC in May 2009, earlier than our target. ISONE is now running a NYISO-style regulation dispatch signal and is creating a working group to develop signal changes. An improved dispatch signal for storage is in place in PJM. MISO favorable market tariff and software modifications are effective January 2010. Progress made with CAISO and we are exploring markets in Canada, ERCOT, Europe and elsewhere.	15	18
R&D contracts, government and other goals: Meet deliverables under Tehachapi contract; update corporate web site; refine IR strategy and communications; expand favorable MA carbon credit treatment to other states; safety goals; and convert Green Box into "Smart Grid Laboratory".	We have met deliverables for Tehachapi but the prime contractor has delayed the schedule. We met goals relating to investor relations and safety. Our new corporate web site was completed behind schedule. We did not meet goals relating to expanding the MA carbon credits to other states or creating our "Smart Grid Laboratory".	5	4

Metrics	Comments on results	Potential Value (% of Bonus Award)	Value Awarded Based on Achievement (% of Bonus Award)

Additional revenue sources: Obtain a contract from state or federal agency or strategic partner to provide additional funding, e.g., Navy project or NYSERDA.	We announced a $2 million NY State Energy Research and Development Authority (NYSERDA) contract, which is being finalized in conjunction with the DOE loan.	5	5
Stretch goals: Stretch goals would permit bonus amounts above the targets, for (a) signing a "take or pay" agreement with a third party for frequency regulation services (up to additional 15% of bonus award), (b) selling services or a system outside of the US (up to 15%), (c) receiving funding from the federal stimulus legislation (up to 20%), or (d) success in promoting regulatory or legislative energy storage incentives (up to 20%).	We were awarded a $24 million grant from the DOE for our second 20MW plant, to be located in Illinois. We did not meet our other stretch goals.	70	20
	Totals	170	120
	Discretionary Adjustment		(30)
	Bonus % Awarded		90

        The overall evaluation of performance to targets for 2009 was that as a percentage of targeted objectives, an appropriate rating would be approximately 120%. However, the Compensation Committee, upon reviewing the results of executive performance for 2009 determined that an award of 90% was appropriate. The Compensation Committee took this discretionary position that while management had performed quite well on its targets, the reduction in stock price during 2009 warranted a lower than target payout. The Compensation Committee determined that 90% was a fair payout. Accordingly, for our executive officers, the targeted and actual bonuses paid in cash in March 2010 for our 2009 performance plan were as follows:

Name	2009 Base Salary	Targeted Bonus Potential as a % of Salary	2009 Target Bonus Potential	Bonus Percent Awarded (as a % of Target)	Bonus Amount Earned
F. William Capp	$296,125	50.0%	$148,063	90.0%	$133,256
James M. Spiezio	210,813	35.0%	73,785	90.0%	66,406
Matthew L. Lazarewicz	189,280	35.0%	66,248	90.0%	59,623

        The bonus potential as a percent of salary is defined in the executive officers' Employment Agreements with the Company. These agreements are further described below.

Long-term Compensation

        At present, our long-term compensation for executive officers consists of a combination of common stock options and RSUs, all with a three year vesting period, and performance stock units

(PSUs) tied to achieving specific longer term objectives. We believe this strategy of utilizing a combination of options, RSUs and PSUs is appropriate for aligning the interests of our executive officers with those of our stockholders over the long-term, focuses on attaining key operational milestones, and provides an effective retention feature. All options, RSUs and PSUs are granted under our Third Amended and Restated 1998 Stock Incentive Plan. Our practice is to grant stock options and RSUs on an annual basis at the time of annual performance review. The typical target expected value of the annual long term incentive grant is 100% of base salary for our CEO and 55% of base salary for our CFO and CTO. Given market conditions and our stock price as of the beginning of 2009, the Compensation Committee decided to recalibrate the 2009 executive equity awards, because use of the Black-Scholes formula when the market price for our stock was lower than in prior years would have resulted in granting a significantly larger number of options and RSUs. After receiving guidance from its compensation consultants, the Board decided to calculate the 2009 executive officers' equity grants at 120% of the number of options and RSUs granted for 2008. As a result, the percentage of total compensation that was variable and based on the performance of the Company dropped from 58% to 47% for our CEO and from 46% to 36% for our CFO and CTO. In addition, PSUs were last granted in 2006 as a special grant to motivate the executives to achieve specific long-term financial objectives. These PSUs cliff vest in 2009 or 2010 based upon the achievement of the specified objectives. Management did not meet those objectives for 2009, and does not expect to meet them for 2010, so no PSUs will vest from the 2006 grant. Although no additional PSUs were granted in 2007, 2008 or 2009, the Compensation Committee continues to consider PSUs a key component of our long-term compensation strategy because of their multi-year performance approach. The 2006 PSUs have been terminated in 2010, and are being replaced in 2010 with an annual PSU plan that will cliff vest based upon achieving newly-specified objectives.

        We analyze the following when we set the number of options or RSUs to be granted to each executive. On an individual basis, we compare:

  •
  The fair value of the grants using a Black-Scholes valuation for equity awards that is consistent with the Accounting Standards Codification Topic 718

  •
  The number of common stock options and RSUs granted by position

  •
  The competitive level of our equity-based compensation practices versus the market based upon our peer group, including levels, share usage levels, dilution and overall equity plan expense.

        Each of the three elements of our LTI program—stock options, restricted stock units and performance stock units—is discussed in more detail below.

Common Stock Option Grants

        Our common stock option grants are designed to align our executives' performance objectives with the interests of our stockholders. We believe that these options provide an important component of executive compensation which is fully aligned with our shareholders' interests whereby the impact of any business setbacks, whether Company-specific or industry based, achievement of objectives or other performance matters impacts the executive officers as well as shareholders directly. Our Compensation Committee also grants options to key employees based on this same rationale and enables these key employees to participate in the long term appreciation of our stockholder value. In addition, all new permanent, full-time employees are granted options when they join the Company. We further believe that our option grants provide a means to assist in the retention of key employees, inasmuch as they are in almost all cases subject to vesting over an extended period of time.

        In 2009, we granted options vesting over three years to our executive officers pursuant to the Executive Agreements as follows: Mr. Capp, 349,535 options; Mr. Spiezio, 136,918 options; and

Mr. Lazarewicz, 122,911 options. These options had exercise prices based on the stock closing price on the date of grant, which was $0.49.

        In the past, we have calculated the number of options or RSUs to be granted to our executive by dividing the targeted compensation dollar amount (based on the percentage of base salary, as described earlier) by the fair value of the option using a Black-Scholes valuation model. In light of our low stock price, the Compensation Committee determined the size of the 2009 grants by applying a factor of 1.2 to the 2008 grants. This resulted in a significantly lower grant size than would have been granted using the Black-Scholes valuation model.

Restricted Stock Unit Grants

        RSUs were granted to our executive officers pursuant to the Executive Agreements, which are renegotiated annually. Our issuance of RSUs is a further effort to align management's performance objectives with the interest of shareholders by having the same attributes as our vesting stock options with the additional alignment of each executive officer owning actual shares. These RSUs vest quarterly over a three year period, and are generally converted to common stock on the vesting dates. The numbers of RSUs issued to each of the executive officers based upon the 2009 Executive Agreements were as follows: Mr. Capp, 38,820 units; Mr. Spiezio, 15,214 units; and Mr. Lazarewicz, 13,639 units. The closing price on the date of grant was $0.49. The number of RSUs granted in 2009, as with the stock options, was calculated by applying a factor of 1.2 to the number of RSUs granted in 2008. The effect of the change in method of calculating the long-term incentive grants in 2009 was to significantly reduce the value of these incentives as a percentage of base salary as compared to the prior year. The charts below show long-term incentive (LTI) grants as a percentage of base salary for 2008 and 2009:

Name	2008 Base Salary	Fair Value of Options Granted	Value of RSUs Granted	Total LTI	LTI as % Base Salary
F. William Capp	$296,125	$224,285	$40,438	$264,723	89%
James M. Spiezio	210,813	87,855	15,848	103,703	49%
Matthew L. Lazarewicz	189,280	78,868	14,208	93,076	49%

Name	2009 Base Salary	Fair Value of Options Granted	Fair Value of RSUs Granted	Total LTI	LTI as % Base Salary
F. William Capp	$296,125	$90,879	$19,022	$109,901	37%
James M. Spiezio	210,813	35,599	7,455	43,054	20%
Matthew L. Lazarewicz	189,280	31,957	6,683	38,640	20%

Performance Stock Unit Grants

        Our Performance Stock Units (PSUs) are also designed to align management's performance objectives to shareholder interest by providing stock grants that cliff-vest upon achievement of specific longer term, multi-year objectives of interest to our investors.

        The executive officers were last granted PSUs as part of their Executive Agreements in 2006 to incentivize the executive team to maintain a sustained drive and focus on moving the development-stage company successfully into production. The PSUs were structured to provide Mr. Capp with potential awards valued at $1,000,000 and Mr. Spiezio and Mr. Lazarewicz with potential awards valued at $500,000 each, where the unit price used to calculate the number of units was $1.58, the average of the high and the low stock price on the date of grant. This equated to a potential award of 632,911 shares to Mr. Capp and 316,456 shares each to Mr. Spiezio and Mr. Lazarewicz. There were no additional PSUs granted in 2007, 2008 or 2009.

        The 2006 PSUs cliff vest only upon achievement of certain conditions:

  a.
  Achievement of specified Adjusted EBITDA goals for either of the fiscal years ending in 2009 or 2010. (Adjusted EBITDA is defined as net earnings before interest, taxes, depreciation, amortization and stock compensation expense.) We believed that a multiplier of EBITDA has a direct correlation with common stock valuations and that achieving the EBITDA goals would maximize shareholder value in the 2009 - 2010 timeframe.

    The scale for potential awards was set as follows:

Adjusted EBITDA in 2009 or 2010:	Number of RSUs in the Actual Award
Under $2,000,000	No Award
$2,000,000	50% of the Potential Award
$2,000,000 to $4,000,000	Potential Award X (Adjusted EBITDA/4,000,000)
Over $4,000,000	100% of the Potential Award
  b.
  In addition to achieving the above listed Adjusted EBITDA goals, the Company must have received a signed, unqualified opinion (without a going concern limitation) in regard to our audit of the fiscal year ending in 2009 or 2010 in which the achievement of the Adjusted EBIDTA targets are recognized.

  c.
  In addition, the executive must be our employee at all times through the last day of whichever of the two fiscal years the other conditions have been satisfied.

        We did not meet the award conditions as of December 31, 2009, and our executive management does not believe that it is probable that the award will be earned in 2010 based on our current business plan. Therefore, on April 26, 2010 the 2006 PSUs were forfeited by the executives.

        The Compensation Committee believes that it is important to align management's performance with the objectives of shareholder interest by providing stock grants that cliff-vest upon achievement of specific longer term performance objectives of interest to our investors. Hence, a new annual PSU plan was put in place on April 26, 2010. The new PSU grants cliff vest upon the achievement of specific longer-term performance objectives, e.g., PSUs granted in 2010 cliff vest upon the achievement of certain performance condition in 2011 or 2012. We anticipate that PSU grants will be made on an annual basis going forward.

Equity Grant Practices

        During 2009, our Board granted common stock options, and RSUs based upon the recommendations of our Compensation Committee and the Executive Agreements. These grants to executive officers were generally made during regularly scheduled meetings of the Board of Directors. Mr. Capp and Mr. Spiezio have been authorized by the Board of Directors to issue common stock option grants to individuals being hired and promoted, within certain limits which have been predetermined by the Board based upon job title and function.

        The Board of Directors takes into account a wide variety of factors when determining the timing of specific grants, including the pricing of our most recently completed equity financing; the status of additional equity or debt transactions; the status of our various research and development activities; the quality and growth of our management team; and specific and general market comparables.

        In addition to the options granted to the executive officers, our policy has been to grant common stock options to all full-time permanent new hires at the time of employment. The number of options varies depending on the position and experience of the new hire. Further, options or RSUs may be granted to employees as part of the annual compensation review. Typically, options granted vest quarterly over a three year period.

Towers Watson Analysis of Pay Mix

        According to Towers Watson's 2009 analysis, we delivered a higher portion of pay to our CEO via base salary relative to annual compensation as compared to the peer group. In 2008 and again in 2009, we reduced the value of LTI granted to executives, and LTI as a percentage of pay mix also decreased. The charts below compare Mr. Capp's 2009 compensation pay mix to that of peer CEO's in 2008, reflecting the peer data available at the time of the study.

        The CFO and CTO have similarly-designed LTI packages, whereas our peer group typically differentiates pay for the two executives. Generally, CTOs of development stage companies have higher variances in their LTI packages than do CFO's, as is reflected in the peer market data. In 2008 and again in 2009, we reduced the value of LTI granted to executives, and LTI as a percentage of pay mix also decreased. The charts below compare Mssrs. Spiezio and Lazarewicz's 2009 pay mix percentages to those of the respective peer groups in 2008, again reflecting the peer data available at the time of the study.

        In total, we believe that our executives' pay mix still reflects a meaningful percentage of pay at risk and allows for appropriate risk-taking.

Executive Officer Employment Agreements

        On April 3, 2009, we entered into employment agreements with our executive officers, commencing on the date of the agreement and continuing until March 31, 2010, unless renewed or terminated. Additional agreements providing for long term incentive compensation consisting of vesting-based Restricted Stock Units (RSUs) and stock options were also dated April 3, 2009. The terms of these agreements were similar to those of the executive officer agreements dated May 8, 2006, March 2, 2007 and February 12, 2008. However, in contrast, there were no 2007, 2008 or 2009 counterparts of the performance-based RSU agreements that were signed in 2006. On April 26, 2010, we entered into new employment agreements with the executive officers for a term that began on April 1, 2010. Additionally, the executive officers received option grants and entered into Restricted Stock Unit Agreements that provide for awards of PSUs to be granted on June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013, if certain performance goals are met.

        These agreements, in total, will be referred to as the "Executive Agreements." In addition to the Base Salary and Targeted Bonus amounts (discussed above under "Current Compensation" section), the Executive Agreements specified other benefits, such as vacation time and fringe benefits. The fringe benefits include those available to our other employees, such as group health and dental insurance, life insurance, group long and short-term disability insurance, 401(k) plan, and stock plan participation. In addition, each executive officer is entitled to reimbursement for an executive physical every other year (not to exceed $1,000 for each such physical), as well as an additional life insurance policy over and above the insurance plan provided to all employees. Further, in the event that the executive officer becomes disabled and receives disability insurance payments that are less than his monthly base salary, we will pay him the difference between his normal base salary and the insurance payment, for the duration of his employment. These agreements also contain certain provisions related to severance and change of control, which are discussed further in the section titled, "Potential Payments upon Termination or Change in Control." We believe these benefits are consistent with those offered by other companies.

        We do not have a supplemental retirement plan or any form of executive retirement plan.

        Some additional provisions of the Executive Agreements include the following:

  •
  Each executive officer is entitled to 20 business days of paid vacation per calendar year. Any paid vacation time accrued ("PVA") prior to January 1, 2009 is considered "grandfathered." The number of unused vacation days that may be carried forward from one calendar year to the next is limited to ten days of the current calendar year's unused accrual, plus the grandfathered PVA. For any unused vacation accrual from the current calendar year that cannot be carried over into the next year, the Company will pay the executive a cash amount equal to the value up to a maximum of ten vacation days. Any unused excess over ten vacation days from the current calendar year that was accrued will be forfeited. The Compensation Committee, in its sole discretion, may elect from time to time to direct the Company to pay the executive a cash amount (based on the executive's then current year's base salary) equal to part or all of the PVA. Upon any termination of employment, the Company shall pay the executive a lump sum equal to any unused PVA, plus a lump sum equal to up to ten days of current year vacation accrual. Any remaining accrued but unused or unpaid days shall be forfeited.

  •
  In the event that the excise tax imposed by Section 4999 of the IRS code of 1986 (or any successor penalty or excise tax subsequently imposed by law) applies to any payments or benefits specifically paid or conferred under the Executive Agreement, we will pay an additional amount to the executive equal to the amount of the excise tax, up to a maximum of $500,000 in regards to salary, vacation, and bonus; up to a maximum of $250,000 in regards to stock options or non-performance-based RSUs; and up to a maximum of $500,000 in regards to the PSUs granted per the Executive Agreements.

        We believe that it is appropriate to enter into short term (year to year) Executive Agreements with our management team because of the increased flexibility that it gives us and them to adjust compensation, long term incentive award expectations and other expectations from year to year in light of our performance, cash position, and other conditions. We recognize that negotiating new Executive Agreements every year carries the risk of occupying management's (and the Board's) time and attention, as well as the risk that we will not be able to reach agreement with one or more of our executive officers on a new Executive Agreement in any year. However, the committee believes that these risks are manageable and are not meaningfully greater than would be presented by setting compensation programs on an annual basis in the absence of a new Executive Agreement

COMPENSATION COMMITTEE REPORT

        We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. We have reviewed the incentive plans for the executive officers to ensure that these incentives do not provide the executives with incentives that require actions that represent excess risks that would not be in the best interest of our shareholders, as discussed in the section titled "Consideration of Risk in Compensation Programs which follows the Executive Compensation tables, below. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

        The following report is provided by the following directors, who constitute the Compensation Committee:

Submitted by the Compensation Committee:
Jack P. Smith, Chairman Virgil Rose Stephen Adik

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

 Summary Compensation Table

        The following table(s) sets forth the total compensation paid in the years ended December 31, 2007, 2008 and 2009 to the three persons who served as our three executive officers during fiscal 2009: F. William Capp, our Principal Executive Officer; James M. Spiezio, our Principal Financial Officer; and Matthew Lazarewicz, our Chief Technology Officer.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Comp. ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Principal Executive Officer	2009	$297,264	$—	$19,022	$90,879	$133,256	$—	$10,481	$550,902

F. William Capp	2008	298,551	—	40,438	224,285	115,489	—	30,425	709,188

	2007	258,491	—	35,241	235,394	103,000	—	5,942	638,068
Principal Finance Officer	2009	211,624	—	7,455	35,599	66,406	—	20,135	341,219

James M. Spiezio	2008	212,466	—	15,848	87,855	57,552	—	20,218	393,939

	2007	203,485	—	15,265	101,800	56,757	—	20,635	397,942
Chief Technology Officer	2009	190,008	—	6,683	31,957	59,623	—	13,768	302,039

Matthew L. Lazarewicz	2008	190,764	—	14,208	78,868	51,673	—	14,201	349,714

	2007	182,700	—	13,705	91,692	50,960	—	9,490	348,547
(1)
Salaries are reported on the accrual basis.

(2)
Cash bonuses to the executive officers were made under our Incentive Compensation Plan, and thus are reported in the column titled, "Non-Equity Incentive Plan Compensation." No bonuses were made to the executive officers outside of this plan.

(3)
The stock awards represent the grant date fair value of the RSUs granted to the executive officers under their Executive Agreements during the year, computed in accordance with FASB ASC Topic 718. See Note 14 to our Consolidated Financial Statements in our Annual Report on Form 10-K, which is incorporated herein by reference, for a discussion on the assumptions made in the valuation of these RSUs.

(4)
Options include the grant date fair value of the options granted to the executives during the year, calculated in accordance with FASB ASC Topic 718. See Note 14 to our Consolidated Financial Statements in our Annual Report on Form 10-K, which is incorporated herein by reference, for a discussion of the assumptions made in the valuation of these options.

(5)
The amounts shown as "Non-Equity Incentive Plan Compensation" represent the actual bonuses earned per the 2007, 2008 and 2009 Incentive Bonus Plans. These bonuses were paid in February 2008, February 2009 and March 2010, respectively. See details of the incentive bonus plan structure in the Compensation Discussion and Analysis.

(6)
All of our employees, including our executive officers, are eligible to participate in our qualified deferred-contribution plan (401(k)). There are no additional executive retirement plans.

(7)
The amounts shown in the "All Other Compensation" column consist of the following:

Name and Principal Position	Year	Officer Life Insurance Premium (a)	Company Contributions to 401(k) Plan (b)	Mileage Reimbursement (c)	Other Reimbursement (d)	Total—All Other Compensation
	2009	$2,964	$7,517	$—	$—	$10,481

F. William Capp	2008	6,125	6,900	16,400	1,000	30,425

	2007	—	5,942	—	—	5,942
	2009	13,810	6,325	—	—	20,135

James M. Spiezio	2008	13,894	6,324	—	—	20,218

	2007	13,940	6,695	—	—	20,635
	2009	3,787	5,678	4,303	—	13,768

Matthew L. Lazarewicz	2008	3,847	5,679	4,675	—	14,201

	2007	3,861	5,629	—	—	9,490

  (a)
  Represents the cost of life insurance coverage which is provided to the executive officers for which we are not the beneficiary.

  (b)
  We match 50% of the amount our plan participants contribute to our qualified defined contribution (401(k)) plan. The maximum contribution is 3% of salary. The amounts shown represent the company matching contributions for the individuals choosing to participate in the plan.

  (c)
  In January 2008, we relocated our offices and manufacturing facility from Wilmington, Massachusetts to Tyngsboro, Massachusetts. As a result of the move, a significant percentage of our work force had longer daily commutes to and from work. To compensate the employees for the additional commuting cost and as an incentive not to leave the Company, the Board authorized management to pay affected employees a mileage differential. This mileage differential is paid each quarter over a three-year period, and is calculated based upon the incremental number of commuter miles, times the IRS mileage rate, times the number of work days per quarter (which has been determined to be 60 days). Affected employees who relocate their personal residence nearer the Tyngsboro facility are eligible for a one-time payout of the mileage compensation remaining through the end of the program (which is December 31, 2010). In 2008, Mr. Capp and Mr. Lazarewicz were both eligible for this mileage reimbursement program. During 2008, Mr. Capp relocated his residence, and so received the one-time payout noted above. In 2009, only Mr. Lazarewicz continued to be eligible for the mileage differential payments.

  (d)
  Represents reimbursement of the cost of an executive physical examination to which the officers are entitled every other year under the terms of the Executive Agreement.

 Grants of Plan-Based Awards

        The following table shows all grants made to our executive officers during the year ended December 31, 2009:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date (same as approval date)	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Market Price on Grant Date	Grant Date Fair Value of Stock and Option Awards
	4/3/2009				38,820			$0.49	$19,022

F. William Capp	4/3/2009	$—	$148,063	$251,707

	4/3/2009					349,535	$0.49	$0.49	90,879
	4/3/2009	—	73,785	125,435

James M. Spiezio	4/3/2009				15,214			$0.49	7,455

	4/3/2009					136,918	$0.49	$0.49	35,599
	4/3/2009	—	66,248	112,622

Matthew L. Lazarewicz	4/3/2009				13,639			$0.49	6,683

	4/3/2009					122,911	$0.49	$0.49	31,957

Note that the column titled "Estimated Future Payouts Under Equity Incentive Plan Awards" was not presented for 2009 because there were no new Equity Incentive Plan Awards made during 2009.

(1)
Non-Equity Incentive Plan Awards:    The amount shown in the Target column represents the amount which executive officers were eligible to receive if all goals for the 2009 Performance Bonus Plan were met. If none of the goals were achieved, no bonus would be paid, as reflected in the Threshold column. In addition, there were "stretch" goals, which if achieved, could have resulted in bonus payments of up to 170% of the Target amounts for the executive officers. These stretch goal amounts are reflected in the "Maximum" column in the table above.

(2)
All Other Stock Awards:    These awards represent RSUs granted to the executive officers under the 2009 Executive Agreements. These RSUs vest quarterly over three years, and were valued at $0.49, which was the closing price of our stock on the date of grant.

(3)
Option Awards:    These awards represent options granted to the executive officers under the 2009 Executive Agreements. The exercise price of the options was $0.49, which was the closing price of our stock on the date of grant.

 Outstanding Equity Awards at Fiscal Year-End

        The following table shows the unexercised options, unvested stock grants, and equity incentive plan awards outstanding relating to our executive officers as of December 31, 2009:

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That have Not Vested ($)(2)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2)
	300,000			$0.89	12/1/2011
	600,000			$0.89	12/1/2011
	600,000			$0.74	10/13/2014
F. William Capp	118,671			$1.58	5/8/2016			316,456	$155,063
	89,524			$1.58	3/2/2017
	356,369			$0.89	3/2/2017
	194,112	97,167		$1.25	2/14/2018	10,790	$5,287
	116,512	233,023		$0.49	4/3/2019	25,880	$12,681
	93,333			$2.10	5/10/2010
	10,000			$2.10	5/10/2010
	50,000			$2.50	6/5/2010
	47,618			$0.70	3/15/2012
	32,382			$0.70	3/15/2012
James M. Spiezio	450,000			$0.74	10/13/2014
	50,910			$1.58	5/8/2016			158,228	$77,532
	38,405			$1.58	3/2/2017
	154,367			$0.89	3/2/2017
	76,032	38,066		$1.25	2/14/2018	4,230	$2,073
	45,640	91,278		$0.49	4/3/2019	10,142	$4,970
	30,000			$2.50	6/5/2010
	20,000			$2.50	6/5/2010
	25,477			$0.70	3/15/2012
	54,523			$0.70	3/15/2012
Matthew L. Lazarewicz	350,000			$0.74	10/13/2014
	46,602			$1.58	5/8/2016			158,228	$77,532
	35,156			$1.58	3/2/2017
	138,587			$0.89	3/2/2017
	68,256	34,170		$1.25	2/14/2018	3,790	$1,857
	40,972	81,939		$0.49	4/3/2019	9,091	$4,455

(1)
The vesting schedule of unvested options and RSUs is outlined in the table below. The PSUs, as reflected in the Stock Award column titled, "Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)", will contingently vest upon the completion of the annual audit for 2010, assuming the performance and employment requirements are met. However, the performance requirements were not met for 2009, and management does not expect to be able to meet them for 2010. These requirements are detailed in the Compensation Discussion and Analysis.

	# Shares Vesting for Date Shown:

	Mr. Capp		Mr. Spiezio		Mr. Lazarewicz

Vesting Date	Options	Stock	Options	Stock	Options	Stock
March 31, 2010	53,392	5,930	20,914	2,324	18,775	2,084
June 30, 2010	53,392	5,930	20,914	2,324	18,775	2,084
September 30, 2010	53,392	5,930	20,914	2,324	18,775	2,084
December 31, 2010	53,503	5,940	20,964	2,330	18,817	2,086
March 31, 2011	29,128	3,235	11,410	1,268	10,243	1,137
June 30, 2011	29,128	3,235	11,410	1,268	10,243	1,137
September 30, 2011	29,128	3,235	11,410	1,268	10,243	1,137
December 31, 2011	29,127	3,235	11,408	1,266	10,238	1,132
(2)
Unvested RSUs and PSUs were valued at the closing price of our stock on the Nasdaq Stock Market as of December 31, 2009, which was $0.49.

(3)
On December 31, 2009, a portion of the RSUs granted to the executive officers based upon their Executive Agreements vested. However, conversion of these RSUs to common stock was delayed under the terms of the applicable grant agreement because the trading window for insiders was closed at the date of vesting. The numbers and shares that vested but were not converted by December 31, 2009 were as follows: Mr. Capp, 9,249 shares; Mr. Spiezio, 3,757 shares; and Mr. Lazarewicz, 3,370 shares.

 Option Exercises and Stock Vested

        The following table sets forth the number of shares acquired and the value realized upon exercise of stock options and vesting of RSUs during 2009 and the number of shares our common stock acquired on vesting of RSUs during 2009. None of our executive officers exercised options during 2009, so no amounts are reported under those columns. The value realized for the RSUs is the stock closing price on the vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
F. William Capp	—	$—	36,933	$22,527
James M. Spiezio	—	—	15,016	9,159
Matthew L. Lazarewicz	—	—	13,471	8,217

        The number of shares vested and value realized on vesting during 2009 includes shares that vested as of December 31, 2009, but which were not issued during 2009 under the terms of the applicable grant agreement because the trading window for insiders was closed at the date of vesting. The number of shares involved was 9,249 for Mr. Capp, 3,370 for Mr. Lazarewicz, and 3,757 for Mr. Spiezio. The stock price per share as of the vesting date was $0.49. However, there were also shares that vested as of December 31, 2008 which were not issued until March 10, 2009, also because the trading window was closed at the date of vesting. The number of shares involved was 7,929 for Mr. Capp, 2,987 for Mr. Lazarewicz, and 3,312 for Mr. Spiezio.

 Potential Payments Upon Termination or Change in Control

Severance Compensation & Termination Protection

        The Executive Agreements provide for severance compensation to be paid if the executive officers are terminated under certain conditions, such as a change in control of the Company or a termination without cause by us, each as is defined in the agreements.

Terms Used

        The "termination date" is the date on which the executive officer resigns or notifies us that he will resign, or the date on which we notified the executive officer that employment will be terminated.

        The following are the definitions for the various termination and change of control scenarios:

  •
  Termination for Cause.  We have the option to terminate any of the executives immediately upon written notice for "cause." "Cause" is defined as a finding by the Board of Directors that the executive has committed various egregious acts, such as fraud, embezzlement or other felony, or otherwise materially breached his obligations to the Company.

  •
  Resignation without "Good Reason." The executive can terminate the agreement, for any reason, upon providing us at least 90 days written notice.

  •
  Termination without Cause.  We can elect to terminate the executive, without cause, upon at least 90 days written notice.

  •
  Resignation with "Good Reason." The executive can terminate the agreement with at least 30 days written notice in certain circumstances, known as "good reason." These reasons include material diminution of the duties, responsibilities, position or job title without the executive's written consent, a material breach by the Company of its obligations under this agreement, a change in the primary location to a location more than 50 miles away from Tyngsboro, MA, sale of the business, or in the case of Mr. Capp, our CEO, his failure to be nominated for reelection to the Board or his removal from the Board without cause.

  •
  Death or Disability.  We can terminate the employment of the executive, at our discretion, upon the disability of the executive. In general, disability is defined as physical or mental incapacity to perform his normal duties for a period of 60 days.

  •
  Continuation / Non-renewal of Contract.  Unless the agreement has been otherwise terminated before the end of the scheduled employment period (which is March 31, 2010), the Company and the executive agree to discuss in good faith the possible continuation of the executive's employment, commencing six months prior to such date. If we fail to offer the executive a new employment agreement, with at least equivalent material terms to this agreement by March 31, 2010, and in fact the executive ceases to be our employee (except for cause), certain payments will become due as noted below. The executive officers entered into new employment agreements with the Company on April 26, 2010 for terms effective April 1, 2010,and continuing until March 31, 2011.

Termination Payments for Each Type of Termination

  •
  Terminations for Cause or Resignations without Good Reason.  If the executive is terminated for cause or resigns without good reason, we would pay the executive his accrued base salary through the last date of his employment, and would continue to provide the remainder of the benefits (e.g., health insurance) through the termination date.

  •
  Terminations without Cause or Resignations with Good Reason.  If we elect to terminate the executive without cause or if the executive resigns with 30 days notice for good reason, we will pay to the executive a cash amount equal to his monthly base salary multiplied by twelve, and will continue to provide the remainder of the benefit package until the first anniversary of the termination date. Additionally, within five business days of the termination date, we will pay the executive an amount equal to the bonus paid (or which has been determined but not yet paid) for the prior fiscal year, prorated for the portion of the current fiscal year which was worked, up to a maximum of 80% of the executive's base salary for the prior year. We believe this is appropriate because the terminated executive officer is bound by confidentiality and non-compete provisions covering one year after termination and because we and the executive officer have mutually agreed to the severance package that is in place prior to any termination event. This provides us with more flexibility to make a change in senior management if such a change is in our and our stockholders' best interests.

  •
  Death or Disability.  In the event employment is terminated due to death or disability of the executive, we will continue to pay to the executive or his estate an amount equal to the base salary for a three-month period following the termination date, and will continue all health and dental insurance benefits for a twelve-month period following the termination date.

  •
  Continuation / Non-renewal of Contract.  If, at the end of the employment period, we fail to offer the executive a substantially equivalent contract and the executive ceases to be an employee, except for cause, we agree to pay the executive a monthly amount for twelve months equal to his last prevailing monthly base salary, plus one-twelfth of his bonus for our most recent fiscal year.

Effect of Termination of Employment Relative to RSUs and Options

        If the executive terminates for any reason, including by resignation or termination (with or without cause), the executive may retain all RSUs that have vested before the termination date. However, any RSUs vesting after the termination date will be forfeited. In relation to options, if employment is terminated by reason of death, disability, resignation or without cause, any vested but unexercised options will expire if not exercised within 365 days after the termination date, and any options that were not vested before the termination date are forfeited. In the case of termination for cause, all vested and unvested options will expire immediately. In addition, we may, in our sole discretion, by written notice demand that any or all stock certificates for shares acquired pursuant to the exercise of the option, or any profit realized from the sale or transfer of such shares, be returned to us. The exercise price will be returned to the executive officer, without interest.

        If any of the executive officers' employment were terminated as of December 31, 2009 under the indicated circumstances, the following options and RSUs would have been forfeited or would expire by December 31, 2010 if not exercised:

	# Un-Vested Units Forfeited:		Vested Options That Would Expire 12/31/10 if Not Exercised
Officer	Options	RSU	From 4/3/2009 Agreement	From 2/14/2008 Agreement	From 3/2/07 Agreement	From 5/8/06 Agreement	From Prior Option Grants	Total Vested Options
F. William Capp	330,190	36,670	116,512	194,112	445,893	118,671	1,500,000	2,375,188
James M. Spiezio	129,344	14,372	45,640	76,032	192,772	50,910	683,333	1,048,687
Matthew L. Lazarewicz	116,109	12,881	40,972	68,256	173,743	46,602	480,000	809,573

        Note that the executive officers had received options from grants made prior to the May 6, 2006 Executive Agreements, as indicated in the above table. Options received from those prior grants were fully vested as of December 31, 2009. Certain of those options would expire within 90 days of termination if not exercised, rather than within 365 days.

Effect of Termination of Employment Relative to Performance Stock Units

        An executive officer would retain any PSUs that would have vested if he terminates after year end for 2009 or 2010, but prior to the issuance of the audit opinion for that year, as long as the required audit opinion is actually received by us. Prior to year end for 2009 or 2010, if the executive officer's employment is terminated without cause but not for resignation for good reason, the executive may receive a pro-rated actual award if the "Termination Stock Price" is higher than the "Target Stock Price." The "Termination Stock Price" is defined as the 30-day volume weighted average price as of the date prior to the termination date. The "Target Stock Price" is defined as the average of the high and low prices of our common stock on the effective date of the PSU grant (which was May 8, 2006), multiplied by 15% and compounded annually and prorated for any partial year.

        Based on the criteria noted above, if any of the executive officers had resigned or been terminated on December 31, 2009, the Termination Stock Price (the 30-day volume weighted average price over the 30 days prior to termination) would have been $0.54. The Target Stock Price at that date would have been $2.63, which is the $1.58 average of the high and low stock price on the May 8, 2006 grant date, increased at a rate equal to 15% per year through the termination date. Since the Termination Stock Price of $0.54 would be less than the Target Stock Price of $2.63, none of the executive officers would have been entitled to a pro-rated award if he had been terminated at the end of fiscal 2009.

        The following table shows the total amounts that would have been payable as of December 31, 2009, under various termination scenarios:

Officer	Type of Termination	Accrued Salary (1)	Accrued Vacation (2)	Accrued Bonus for 2009	Health & Dental Benefits (3)	Total # Vested Options	Potential Gain if all Vested Options Were Exercised on 12/31/09 (4)	Total Payout Value at 12/31/09
	Termination for Cause	$4,556	$98,188	$—	$—	$—	$—	$102,744

	Resignation without Good Reason	4,556	98,188	—	—	2,375,188	—	102,744

F. William Capp	Termination without Cause	300,681	98,188	133,256	28,480	2,375,188	—	560,605

	Resignation with Good Reason	300,681	98,188	133,256	28,480	2,375,188	—	560,605

	Death or disability(5)	78,587	98,188	133,256	28,480	2,375,188	—	338,511

	Non-renewal of contract(6)	NA	NA	NA	NA	NA	NA	NA
	Termination for Cause	3,243	59,620	—	—	—	—	62,863

	Resignation without Good Reason	3,243	59,620	—	—	1,048,687	—	62,863

James M. Spiezio	Termination without Cause	214,056	59,620	66,406	24,781	1,048,687	—	364,863

	Resignation with Good Reason	214,056	59,620	66,406	24,781	1,048,687	—	364,863

	Death or disability(5)	55,946	59,620	66,406	24,781	1,048,687	—	206,753

	Non-renewal of contract(6)	NA	NA	NA	NA	NA	NA	NA
	Termination for Cause	3,988	33,095	—	—	—	—	37,083

	Resignation without Good Reason	3,988	33,095	—	—	809,573	—	37,083

Matthew L. Lazarewicz	Termination without Cause	193,268	33,095	59,623	19,127	809,573	—	305,113

	Resignation with Good Reason	193,268	33,095	59,623	19,127	809,573	—	305,113

	Death or disability(5)	51,308	33,095	59,623	19,127	809,573	—	163,153

	Non-renewal of contract(6)	NA	NA	NA	NA	NA	NA	NA
(1)
Salaries are paid bi-weekly for that two week period and were paid through December 26, 2009; therefore, accrued salaries as of December 31, 2009 represent an accrual for four days, Monday, December 28 through Thursday, December 31, 2009. Amounts shown represent termination payments under the terms of the Executive Agreements plus accruals for regular time worked.
(2)
Under the 2009 Executive Agreements, officers are allowed to carry forward only the remaining unused vacation earned prior to January 1, 2009, plus a maximum of ten days earned in the current year. Any excess is forfeited as of the end of the year. Mr. Capp forfeited ten days of accrued vacation as of December 31, 2009.
(3)
Health and dental benefits are calculated based on the 2010 monthly cost for the insurance plans in which the officers are currently enrolled.
(4)
There would be no potential gain if the officers had exercised and sold all vested stock options on December 31, 2009 because the option exercise prices for all vested options are equal to or higher than the stock closing price as of December 31, 2009.
(5)
One-third of this amount to be paid each month over a three month period.
(6)
Since the contracts expired subsequent to December 31, 2009, this scenario is not applicable as of that date. However, as of March 31, 2010, if the contracts had expired without the Company offering at least equivalent terms of employment and their employment were terminated the officers would have been entitled to twelve monthly payments calculated as one-twelfth of their annual salary and prior year bonus. Insurance benefits would be discontinued as of the termination date.

Change of Control

Objectives

        As part of our normal course of business, we engage in discussions with other companies about possible collaborations, licensing and/or other ways in which the companies may work together to further our respective long-term objectives. In addition, as a development stage company with intellectual property, we may become a potential acquisition target by companies significantly larger and better financed than we are. In certain scenarios, the potential for a merger or for being acquired may be in the best interests of our stockholders. We provide severance compensation, along with accelerated vesting of certain long-term equity compensation, if an executive officer is terminated as a result of a change of control transaction. We believe that this promotes the ability of our executive officers to act in the best interests of our stockholders even though they could be terminated as a result of the transaction.

Definition

        An "Acquisition Event" is defined as (a) any merger or consolidation which results in our voting securities outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of our assets; or (c) our complete liquidation.

Impact of Change of Control on Options and RSUs

        Upon the occurrence of an Acquisition Event, the authorized administrator of our 1998 Stock Incentive Plan shall take any one or more of the following actions with respect to the RSUs and options:

  1)
  Provide that the RSUs and/or options shall be assumed, or equivalent equity compensation substituted, by the acquiring or succeeding corporation; and/or

  2)
  Provide that any portion of the RSUs that are vested but not converted and/or any portion of the options that are vested but not exercised become converted or exercisable, in full, as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of the Acquisition Event unless exercised (in the case of options) during that period.

        If an Acquisition Event had occurred on December 31, 2009, the following unvested RSUs would have been forfeited, along with any vested options if not exercised prior to the consummation of the acquisition event.

	# Unvested Units Forfeited:		Vested Options That Would Expire at Acquisition Event if Not Exercised
Officer	Options	RSU	From 4/3/2009 Agreement	From 2/14/2008 Agreement	From 3/2/2007 Agreement	From 5/8/2006 Agreement	From Prior Option Grants	Total Vested Options	Potential Gain if all Vested Options Were Exercised on 12/31/09
F. William Capp	330,190	36,670	116,512	194,112	445,893	118,671	1,500,000	2,375,188	$—
James M. Spiezio	129,344	14,372	45,640	76,032	192,772	50,910	683,333	1,048,687	$—
Matthew L. Lazarewicz	116,109	12,881	40,972	68,256	173,743	46,602	480,000	809,573	$—

            There would be no potential gain related to the exercise of all vested options at December 31, 2009 because the exercise price of the options was greater than or equal to the stock closing price at December 31, 2009.

  3)
  Provide for cash payments to common shareholders for each share of common stock surrendered, in which the following could occur:

  a.
  The unvested RSUs will terminate upon consummation of the Acquisition Event, and the executive officer will receive, in exchange, a cash payment equal to the amount of the acquisition price multiplied by the number of shares of common stock subject to the unvested RSUs.

  b.
  The options will terminate upon consummation of the Acquisition Event, and the executive officer will receive a cash payment equal to the amount (if any) by which the acquisition price times the number of options (both vested and unvested) exceeds the cash price of the option.

            If an Acquisition Event occurred on December 31, 2009 and this alternative was elected, the amount of cash received by the executive officers would vary based on the acquisition price. Assuming the acquisition price was equal to the closing price of our stock as of the end of the fiscal year ($0.49), the following payments would have been made:

Officer	Payment for Unvested RSUs	Proceeds for Vested but Unissued RSU Shares	Total Proceeds from RSUs	Payment for Outstanding Options*
F. William Capp	$17,968	$4,532	$22,500	$—
James M. Spiezio	7,042	1,841	8,883	—
Matthew L. Lazarewicz	6,312	1,651	7,963	—
    *
    Payment relates only to outstanding options granted in May f2006, March 2007, February 2008 and April 2009. Options granted in prior years do not contain this provision for cash payments.

  4)
  Provide that the unvested RSUs and/or the options become exercisable, realizable or vested in full, or be free of all conditions or restrictions, prior to the consummation of the Acquisition Event, or if applicable, be replaced by equivalent RSUs or options by the acquiring or succeeding corporation.

    The number of units that could potentially have become fully vested and value of those units, should the officer have exercised the option or sold the stock resulting from the issuance of the RSU, based on the stock closing price on December 31, 2009, is as follows:

Officer	Options (#)	Proceeds from Exercise of Options	RSU (#)	Proceeds from RSUs
F. William Capp	330,190	$—	45,919	$22,500
James M. Spiezio	129,344	—	18,129	8,883
Matthew L. Lazarewicz	116,109	—	16,251	7,963

    Note that options granted prior to 2008 were fully vested as of December 31, 2009.

Impact of Change of Control on PSUs

        In the event of an Acquisition Event, if the average of the high and low prices of our Common Stock on the day prior to the date of the closing is higher than the Target Stock Price (as described under "—Effect of Termination of Employment Relative to Performance Stock Units" above), we will be considered to have awarded fully vested PSUs to the executive officers on a pro-rated basis, with 1/56 of the full award vesting in each month between the grant date and the closing date of the Acquisition Event. If such an Acquisition Event had occurred as of December 29, 2009, no pro-rated award would have been made since the price of our common stock on the day prior to the assumed Acquisition Event was lower than the Target Stock Price of $2.63 on that date.

Summary of "Walk-Away" Value in the Event of a Change of Control or Acquisition Event

        If a change of control were to occur, the executive officers would be entitled to resign with good reason. The following is a summary of the total "walk-away" value as of December 31, 2009, under the various change of control or acquisition event alternatives discussed above:

											Post Acquisition:
Officer	Alternative	Cash from salary and benefits (1)	Potential proceeds from sale of stock(2)	Potential gain from exercise of vested options (3)	Potential cash payment for unvested options (4)	Potential proceeds from RSUs(5)	Total "Walk- Away" value at 12/31/09	Unvested options forfeited	Unvested RSUs forfeited	Vested options that would expire 12/31/09 if not exercised	# Options outstanding	# RSUs unvested
	1) RSUs / Options assumed by acquirer	$560,605	$264,728	$—	$—	$—	$825,333	—	—	—	2,705,378	36,670

F. William Capp	2) Vested options/RSUs exercisable prior to acquisition and terminated if not exercised	560,605	264,728	—	—	4,532	829,865	330,190	36,670	2,375,188	—	—

	3) Cash payment equal to value of unvested RSUs and all options	560,605	264,728	—	—	22,500	847,833	—	—	—	—	—

	4) Accelerate vesting for RSUs and options as of acquisition date	560,605	264,728	—	—	22,500	847,833	—	—	—	—	—

											Post Acquisition:
Officer	Alternative	Cash from salary and benefits (1)	Potential proceeds from sale of stock(2)	Potential gain from exercise of vested options (3)	Potential cash payment for unvested options (4)	Potential proceeds from RSUs(5)	Total "Walk- Away" value at 12/31/09	Unvested options forfeited	Unvested RSUs forfeited	Vested options that would expire 12/31/09 if not exercised	# Options outstanding	# RSUs unvested
	1) RSUs / Options assumed by acquirer	364,863	126,513	—	—	—	491,376	—	—	—	1,178,031	14,372

James M. Spiezio	2) Vested options/RSUs exercisable prior to acquisition and terminated if not exercised	364,863	126,513	—	—	1,841	493,217	129,344	14,372	1,048,687	—	—

	3) Cash payment equal to value of unvested RSUs and all options	364,863	126,513	—	—	8,883	500,259	—	—	—	—	—

	4) Accelerate vesting for RSUs and options as of acquisition date	364,863	126,513	—	—	8,883	500,259	—	—	—	—	—

											Post Acquisition:
Officer	Alternative	Cash from salary and benefits (1)	Potential proceeds from sale of stock(2)	Potential gain from exercise of vested options (3)	Potential cash payment for unvested options (4)	Potential proceeds from RSUs(5)	Total "Walk- Away" value at 12/31/09	Unvested options forfeited	Unvested RSUs forfeited	Vested options that would expire 12/31/09 if not exercised	# Options outstanding	# RSUs unvested
	1) RSUs / Options assumed by acquirer	305,113	132,328	—	—	—	437,441	—	—	—	925,682	12,881

Matthew L. Lazarewicz	2) Vested options/RSUs exercisable prior to acquisition and terminated if not exercised	305,113	132,328	—	—	1,651	439,092	116,109	12,881	809,573	—	—

	3) Cash payment equal to value of unvested RSUs and all options	305,113	132,328	—	—	7,963	445,404	—	—	—	—	—

	4) Accelerate vesting for RSUs and options as of acquisition date	305,113	132,328	—	—	7,963	445,404	—	—	—	—	—

(1)
The total shown represents accrued salary, accrued vacation, accrued bonus and health and dental benefits to which the executive officer would be entitled based on a resignation with good reason.

(2)
The proceeds from sale of stock are calculated based on the number of shares owned directly by the executive officer that were received by him as a result of his service as an executive officer of the Company, multiplied by our stock price at December 31, 2009.

(3)
The potential gain from the exercise of vested options is calculated at the difference between the option exercise price and the stock closing price as of December 31, 2009. There would be no potential gain related to the exercise of all vested options at December 31, 2009 because the exercise price of the options is greater than or equal to the stock closing price at December 31, 2009.

(4)
The potential cash payment for unvested options represents the cash amount that would be paid, equal to the amount (if any) by which the acquisition price times the number of unvested options exceeds the exercise price of the option. Since the exercise price of all unvested options is greater than or equal to the stock closing price at December 31, 2009, there would be no payment for unvested options as of December 31, 2009. Note that payment, if any, would relate only to outstanding options granted since May 6, 2009. Options granted in prior years do not contain this provision to allow for cash payments.

(5)
For change of control alternative 2) above, the amount shown represents the potential proceeds for the sale of RSUs that were vested but unissued as of year-end, valued at the stock closing price as of December 31, 2009. For alternative 3) above, the amount shown represents the cash payment for the unvested RSUs plus the potential proceeds from the sale of RSUs that were vested but unissued as of year-end, both valued at the stock closing price as of December 31, 2009.

        Since the average stock price as of December 31, 2009 was lower than the "target stock price," as defined in the PSU award agreement, there would have been no prorated award granted should there have been an acquisition event on that date.

 Consideration of Risk in Compensation Programs

        As part of its oversight of our compensation policies, the Compensation Committee considers the incentives created by our executive compensation program and the effect that our compensation policies and practices could have on our overall risk profile. In addition, the Compensation Committee annually reviews our compensation policies and practices to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company. Examples of elements that the Committee has taken into account are: (a) cash and non-cash incentives, (b) short, medium and long term targets and compensation, (c) time-vested and performance-based measures, and (d) overall, targets and structures that enable the Company to attract, retain and motivate employees and align their interests with stockholders' interests. Based on its latest review, the Committee has concluded that our compensation policies and procedures do not create risks that are reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee engaged Towers Watson to conduct a qualitative review of its executive compensation programs. The Committee decided that granting performance share units (PSUs) annually instead of every four years would better mitigate risk taking and allow for more realistic goal-setting that are attuned to shareholder interests. In addition, the Committee decided to implement a share holding requirement in the PSU plan that is expected to be implemented in 2010, i.e., a portion of the net after tax PSUs once earned will be restricted and may not be sold for two years after vesting to insure longer term achievement of goals.

Director Compensation

Standard Director Compensation Arrangements

        Our non-employee directors are compensated with a package that consists of both stock options and cash. The following table illustrates our existing directors' compensation structure for all non-employee directors, except for the Chairman of the Board, for fiscal 2009:

Cash Payments	Annual Amount
Annual retainer (paid in quarterly installments, and for new Directors, prorated for a period of less than one year).	$10,000
Fees for attending board meetings (per meeting):
In person	2,000
Via conference call	1,000
Fees for attending meetings of committees of which the director is a member:
In person	1,500
Via conference call	500
Maximum meetings fees/day	4,500
Other annual retainers/fees (paid in quarterly installments)
Audit Committee Chair	10,000
Audit Committee Member (non-Chair)	5,000
Compensation Committee Chair	7,500
Other Committee Chair	5,000
Stock Compensation	Amount
Stock Options—annual grant (i)	$25,000
Stock Options—grant upon joining board (ii)

(i)
On December 1 of each year, all non-employee directors of the Company are granted a stock option. If December 1 is not a business day then the option will be considered granted on the next business day. The number of shares of common stock underlying the option is calculated by dividing $25,000 by the Black Scholes fair value calculated as of December 1 of the grant year. In recognition of anomalous effects of the Company's low stock price at the time, the Board modified the calculation of the 2009 director option grant as follows: Because the share price of the Company's common stock was below $1.00 on the grant date, the number of options granted was calculated by multiplying the $25,000 by a fraction, the numerator of which was the share price at the close of trading on the grant date and the denominator was $1.00. The exercise price of the options was the closing price of our stock on the date of grant. These options were granted under our third Amended and Restated 1998 Stock Incentive Plan, become exercisable in twelve substantially-equal monthly installments on the anniversary of the date of grant and have a term of ten years from date of grant.

(ii)
The Board will grant to each person who joins the Board a non-qualified stock option for twice the number of shares covered by the annual stock option most recently granted by the company to existing board members. In addition, the Board will grant to each person who joins the Board a nonqualified stock option for as many shares as were covered by the annual stock option most recently granted by the Company to existing Board members, prorated by multiplying that number times the period remaining until the next anticipated grant date for annual stock options for board members, divided by 12. The exercise price for these stock options shall be the closing price on the grant date. Start options for new directors typically vest monthly over a three-year period, expire after ten years and continue to be exercisable once vested, regardless of whether the director continues to serve on our board.

Chairman of the Board Compensation Arrangements

        The Chairman of the Board is also compensated with a package that consists of both stock options and cash:

  •
  The Chairman is paid a cash retainer that is calculated at 150% of the average cash compensation earned during the prior fiscal year by all other non-executive directors as a group, including committee chairmanship, paid in equal quarterly installments.

  •
  The stock compensation is computed at 150% of the average share or option amounts granted to others for the same year.

Director Compensation Paid in 2009

        The following table represents the compensation paid to our Board of Directors with respect to fiscal 2009.

Name	Year	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Stephen P. Adik	2009	$70,500	16,250	86,750
Daniel E. Kletter	2009	$64,500	16,250	80,750
Virgil G. Rose	2009	$68,359	28,540	96,899
Jack P. Smith	2009	$56,500	16,250	72,750
Edward A. Weihman	2009	$55,500	16,250	71,750

        Certain columns otherwise required by SEC rules were omitted from this table because no such compensation was paid or earned by the Directors in 2009. Mr. Rose assumed his responsibilities as Chairman of the Board on August 1, 2009.

        In addition to the individuals noted above, F. William Capp, CEO of Beacon Power, serves as a member of the Board of Directors. Mr. Capp's compensation is shown in the Summary Compensation Table. Mr. Capp does not receive any additional compensation for his service on the Board of Directors.

  (1)
  The totals shown above include retainers and board meeting fees earned in fiscal 2009 on an accrual basis. Actual cash paid to the directors in 2009 is as follows:

Total compensation per Director Compensation Table (above):	$315,359
Plus: 2008 compensation paid in 2009	42,000
Less: 2009 compensation accrued at December 31, 2009	(58,859)

Total director compensation on cash basis for fiscal 2009	$298,500

  (2)
  Amounts shown under the Option Awards column represent the grant date fair value of option awards during the year, computed in accordance with FASB ASC Topic 718. See Note 14 of our Consolidated Financial Statements included in our Annual Report on Form 10-K, which was filed on March 15, 2010 and incorporated herein by reference, for a discussion on the assumptions made in the valuation of the options shown above.

    Options granted to directors in 2009 and options outstanding as of December 31, 2009 include the following:

Name	Grant Date of Option Awards during 2009	Number of Options Granted during 2009 (#)	Grant Date Fair Value of Option Awards ($)	Options Outstanding at December 31, 2009 (#)
Stephen P. Adik	12/01/09	46,428	16,250	372,981
Daniel Kletter	12/01/09	46,428	16,250	231,234
Virgil Rose (1)	12/01/09	81,543	28,540	266,349
Jack P. Smith	12/01/09	46,428	16,250	406,287
Edward Weihman	12/01/09	46,428	16,250	231,234
(1)
Note that the number of options granted to Mr. Rose in 2009 include the 50% premium for his expected service in 2010 as Chairman of the Board, along with a prorated adjustment to his 2008 option grant to compensate for his four months of service as Chairman during 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of our Board of Directors' Compensation Committee in 2009 were Jack P. Smith, Stephen P. Adik and Virgil G. Rose. During or prior to our fiscal year ended December 31, 2009, none of these members was an officer or employee of Beacon, or its subsidiary or, to our knowledge, had relationships requiring disclosure under the SEC rules. In making these statements, we have relied upon representations from our directors. In addition, none of our executive officers served as a member of the board of directors or compensation committee of any other company that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Independence

        There were no related party transactions in the year ended December 31, 2009.

        There are no family relationships among any of our directors or executive officers. Messrs. Adik, Smith, Kletter, Weihman and Rose, representing a majority of our directors, are determined to be independent under the rules of the Nasdaq Stock Market. Our board holds executive sessions at most regularly scheduled meetings at which only these independent directors are present.

Related Party Transaction Policy and Procedures

        We have adopted the following policy and procedures as part of the Nominating and Governance Committee's charter:

Policy

        It is the policy of our Board of Directors that all interested transactions with related parties are subject to approval or ratification in accordance with the procedures set forth below.

Procedures

        The Nominating and Governance Committee (the "committee") reviews the material facts of all interested transactions and either approves or disapproves of the entry into the interested transaction, subject to the exceptions described below. If advance committee approval of an interested transaction is not feasible, then the transaction shall be considered and, if the committee determines it to be appropriate, ratified at the committee's next regularly scheduled meeting. In determining whether to approve or ratify an interested transaction, the committee shall take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction.

        The committee has reviewed the categories of interested transactions described below in "Standing Pre-Approval for Certain Interested Transactions" and determined that under the terms of its policy, we may enter into each of the interested transactions described therein without further specific approval. The committee may add additional categories of interested transactions to the list of standing pre-approved transactions.

        No director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except for pre-approved interested transactions, and except that the director shall provide all material information concerning the interested transaction to the Committee.

        If an interested transaction will be ongoing, the committee may establish guidelines for our management to follow in our ongoing dealings with the related party. Thereafter, the committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to see that they are in compliance with the committee's guidelines and that the interested transaction remains appropriate.

Terms Used in the Policy

        An "interested transaction" is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (2) the Company is a party or a participant, and (3) any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).

        A "related party" is any (a) person who is or was (since the beginning of the last fiscal year, even if he or she does not presently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of the Company's common stock, or (c) immediate family member of any of the foregoing. An "immediate family member" includes a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person's home (other than a tenant or employee).

Standing Pre-Approval for Certain Interested Transactions

        The committee has reviewed the categories of interested transactions described below and determined that under the terms of this policy we are approved to enter into each of the interested transactions so described, even if the aggregate amount involved will exceed $100,000:

  1.
  Employment of Executive Officers.    Any employment by the Company of an executive officer if:

  a.
  the related compensation is required to be reported in our proxy statement under Item 402 of Regulation S-K as promulgated by the Securities and Exchange Commission ("Reg S-K") as generally applicable to "named executive officers"; or

  b.
  the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in our proxy statement under Item 402 of Reg S-K if the executive officer were a "named executive officer", and the Compensation Committee approved (or recommended that the Board approve) such compensation;

  2.
  Director compensation.    Any compensation paid to a director if the compensation is required to be reported in the Company's proxy statement under Item 402 of Reg S-K;

  3.
  Certain transactions with other companies.    Any transaction with another company with which a related person's only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company's equity, if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of that company's total annual revenues;

  4.
  Certain Company charitable contributions.    Any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a related person's only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $50,000, or 2 percent of the charitable organization's total annual receipts;

  5.
  Transactions where all shareholders receive proportional benefits.    Any transaction where the related person's interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis (e.g. dividends);

  6.
  Transactions involving competitive bids.    Any transaction involving a related party where the rates or charges involved are determined by competitive bids;

  7.
  Regulated transactions.    Any transaction with a related party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

 PROPOSAL 1

ELECTION OF DIRECTORS

        Our Board of Directors has nominated the persons named below for election at the 2010 Annual Meeting as directors. The directors who are elected will hold office until their successors shall have been duly elected and qualified as of the 2011 Annual Meeting of stockholders. In accordance with the Delaware General Corporation Law, each nominee for director requires a plurality of the votes of shares present in person or represented by proxy at the Annual Meeting in order to gain election.

        The nominees are members of our present Board of Directors. The nominees for director have consented to being named nominees in this Proxy Statement and have agreed to serve as directors, if elected at the Annual Meeting. The Common Stock represented by proxies will be voted for the election the nominees as directors unless we receive contrary instructions. If any of the nominees becomes unwilling or unable to serve, proxies voted in favor of such nominee will be voted for a substitute nominee designated by our Board of Directors. If a suitable substitute is not available by the time of the Annual Meeting, our Board of Directors will reduce the number of directors to be elected at the Annual Meeting.

        We encourage our directors to attend each of our Annual Meetings of Stockholders. At our 2009 Annual Meeting of Stockholders, all of our then current directors were present.

        Beginning with our proxy statement for the 2010 Annual Meeting, the Securities and Exchange Commission's rules require us to discuss briefly the specific experience, qualifications, attributes, or skills that led the Board to conclude that each director or nominee for director should serve on our Board of Directors. We have provided this discussion in a separate paragraph immediately below the biographical information provided for each director.

        As you read the new disclosure, please keep the following points in mind: First, any specific qualification, attribute or skill that is attributed to one director should not necessarily imply that other directors do not possess that qualification, attribute or skill. Second, this disclosure does not impose on the director any duties, obligations or liability that are greater than the duties, obligations, and liability imposed on each other member of the Board.

        Because the discussion of the specific experience, qualifications, attributes or skills of a director is to be made each year in light of the Company's business and structure at that time, the content of this discussion may change for one or more directors in future years.

        OUR BOARD RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR LISTED BELOW.

F. William Capp, age 61 (director since 2001)

        Mr. Capp has served as our President, Chief Executive Officer and Board member since December 1, 2001 when he joined the Company. Mr. Capp received a Bachelor of Science in Aeronautical Engineering from Purdue University, a Master of Business Administration and a Masters Degree in Mechanical Engineering from the University of Michigan.

        The Company believes that Mr. Capp's business expertise as Chief Executive Officer, including his extensive knowledge of the day-to-day operations of the Company and the issues that it faces, together with his engineering background and his manufacturing and operations experience, give him the qualifications and skills to serve as a Director.

Stephen P. Adik, age 67 (director since 2004)
        Audit Committee
        Compensation Committee
        Finance Committee

        Mr. Adik served as Vice Chairman at NiSource Inc. (NYSE: NI), a Fortune 500 electric, natural gas and pipeline company, from December 2000 until his retirement in December 2003. He served on the Board of NiSource from December 2000 to May 2005. He is a member of the Board of Directors and Chairman of the Audit Committee of NorthWestern Corporation, an electric and natural gas company, and a member of the Board of Directors of American Water Works Company, a national provider of water and waste water treatment. He is also a member of the Board of Directors of the Chicago South Shore and South Bend Railroad, a regional railroad company and the Dearborn Mid-West Conveyor Company, a supplier of material handling equipment to the automotive and bulk materials industry. Mr. Adik received a Bachelor of Science degree in Mechanical Engineering from the Stevens Institute of Technology, and an MBA degree in Finance from Northwestern University.

        The Company believes that Mr. Adik's financial expertise, utilities and engineering background, leadership abilities and service as a director for other public companies give him the qualifications and skills to serve as a Director.

Daniel E. Kletter, age 71 (director since October 2006)
        Audit Committee
        Finance Committee
        Nominating and Governance Committee

        Mr. Kletter is an independent consultant with more than 29 years of operating management, acquisition and director experience. From 1999 to 2001 he was with ING-BARINGS/ABN-AMRO, where he was Managing Director in the Industrial Manufacturing and Technology Group. Mr. Kletter serves on the Board of Directors of Power Curbers, Inc. Mr. Kletter received a Bachelor of Science in Mechanical Engineering from the University of Notre Dame, and a Masters Degree in Business Administration from Northwestern University.

        The Company believes that Mr. Kletter's manufacturing and operations experience, engineering and international business background, and past service as a director on other company and association boards give him the qualifications and skills to serve as a Director.

Virgil G. Rose, age 64 (director since January 2007)
        Chairman of the Board of Directors since August 2009
        Compensation Committee
        Nominating and Governance Committee

        Mr. Rose has been an independent consultant providing advisory services that include working with the United States Department of Energy, California Energy Commission, California ISO, Bonneville Power Authority, National Labs, and numerous west coast utilities since 2004. From 2001 to 2004, Mr. Rose was Senior Vice President and Director of Energy Delivery and Management at Nexant, an international energy industry consulting company. Mr. Rose has 38 years of experience in the electric utility industry in various consulting, engineering, system operation, and management capacities, including 27 years with Pacific Gas & Electric (PG&E), where he served as Senior Vice President of Electric Supply. Mr. Rose received a Bachelor of Science in Electrical Engineering from Fresno State University, a Master of Science in Electrical Engineering from Santa Clara University, and has completed the Advanced Management Program at Harvard University.

        The Company believes that Mr. Rose's experience in utilities, familiarity with the regulatory environment of the electric industry, engineering background, and leadership abilities give him the qualifications and skills to serve as a Director and as Chairman of the Board of Directors.

Jack P. Smith, age 61 (director since 2001)
        Compensation Committee
        Nominating and Governance Committee

        Mr. Smith is Chairman, Director and co-owner of Silversmith Inc., a producer of natural gas well metering and automated data reporting systems. Mr. Smith co-founded Silversmith Inc. in 2003. Prior to his current engagement with Silversmith, Mr. Smith was President and CEO of Holland Neway International, a leading producer of commercial vehicle suspensions and brake systems. Mr. Smith also serves on the Board of Directors of Bissell Corporation in Grand Rapids, Michigan, SRAM Corporation in Chicago and Weasler Engineering in Wisconsin. He is a Trustee of Grand Valley State University Foundation. Mr. Smith received a Bachelor of Science and Masters Degree in Mechanical Engineering and a Masters Degree in Business Administration from the University of Michigan.

        The Company believes that Mr. Smith's entrepreneurial background, manufacturing and engineering experience and leadership abilities give him the qualifications and skills to serve as a Director.

Edward A. Weihman, age 61(director since 2007)
        Audit Committee
        Finance Committee

        Mr. Weihman is currently President of Kirkwood, Weihman & Co., LLC, a consulting firm serving the oil and gas industry. He was a Managing Director at Dresdner Kleinwort and a predecessor firm, Wasserstein Perella, from 1995 to 2006, where he was engaged in the mergers and acquisitions business for the firm's natural Resources and Utility clients. Mr. Weihman received a Bachelor of Arts degree from Williams College and a Masters Degree in Business Administration from Columbia University.

        The Company believes that Mr. Weihman's financial expertise, particularly in the energy industry, and M&A background, gives him the qualifications and skills to serve as a Director.

 PROPOSAL 2

APPROVAL OF THE 2010 STOCK INCENTIVE PLAN, CONSTITUTING
AN AMENDMENT, RESTATEMENT AND RENAMING OF THE
THIRD AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN

        We are requesting shareholder approval of our 2010 Stock Incentive Plan, constituting an amendment, restatement and renaming (the "Amendment and Restatement") of our Third Amended and Restated 1998 Stock Incentive Plan adopted by our Board of Directors on April 28, 2010. The Amendment and Restatement would:

  •
  Change the title of the Plan to be the 2010 Stock Incentive Plan. In this summary, we will refer to it as the "2010 Plan".

  •
  Increase the number of shares of common stock reserved for issuance pursuant to the Plan. The Plan is presently authorized to issue 23,000,000 shares of common stock, with only approximately 4,901,000 authorized shares available as of April 26, 2010 for the granting of new awards; and

  •
  Update various tax related provisions to provide the opportunity to provide for the most tax-efficient awards (such updates affecting principally Sections 162(m) and 409A of the Internal Revenue Code), such as making more specific the types of performance criteria on which vesting, exercisability, and settlement may be based, and increasing the annual limit on shares that may be granted to any individual.

        The Amendment and Restatement (i.e., the Plan in the form of the 2010 Plan) will not become effective unless approved by our stockholders. Share amounts discussed under this Proposal 2 do not give effect to any reverse stock split for which we seek authorization under Proposal 3. In the event we effect such a reverse stock split, the number of shares to future grant and subject to issuance under existing awards under the Plan will be proportionately adjusted.

Purpose of the Plan

        The Plan assists us in attracting, motivating and retaining high-performing executives and employees. We believe that equity incentives attract highly qualified individuals to seek employment with the Company, and motivate high levels of performance and provide an effective means of recognizing employee contributions to our success. We also believe that equity incentives align the interests of our employees with the interests of our stockholders—when we perform well, that performance is reflected in our stock price, and employees are rewarded along with other stockholders. Equity incentives also benefit us in a number of other ways. For example, they can be used to tie compensation closely to our performance; they conserve cash; stock options produce no dilution to earnings per share without an increase in the stock price that benefits stockholders generally; the exercise of options increases our capital; and we are entitled to tax deductions in connection with most equity awards. We believe that our equity incentive program has been integral to our success, and that a continuation of our program through the Amendment and Restatement in the form of the 2010 Plan is important to the Company.

        The Board's adoption of the Amendment and Restatement in the form of the 2010 Plan is subject to the approval of the stockholders. Approval will allow us to grant stock options, restricted stock and other stock-based awards, ensure our ability to take tax deductions for equity compensation under Section 162(m) of the Internal Revenue Code, as amended (the Code), and meet the requirements of the Nasdaq Stock Market.

 Description of the 2010 Plan

        The following is a summary of the material terms and provisions of the 2010 Plan. The summary is qualified in its entirety by reference to the complete text of the 2010 Plan, which is attached to this proxy statement as Appendix B and incorporated herein by reference. Capitalized terms that are used but not defined in this summary have the meanings given to them in the 2010 Plan. If there is any inconsistency between this summary and the 2010 Plan, the terms of the 2010 Plan will govern.

        Eligibility to Participate.    All employees, officers, directors, consultants and advisors of the Company or any of its affiliates capable of contributing to the successful performance of the Company are eligible to receive awards under the Plan. Based on the number of our employees and directors at December 31, 2009, there are approximately 70 individuals who currently would be eligible to participate in the 2010 Plan.

        Shares Available for Issuance.    The current Plan has a total reserve of 23,000,000 of which 4,901,423 shares remain available for grant as of April 26, 2010. The Amendment and Restatement in the form of the 2010 Plan calls for an increase in the stated share reserve of 15,000,000 shares from 23,000,000 shares to 38,000,000 shares.

        Administration.    The 2010 Plan will be administered by the Compensation Committee, which at all times must be composed of two or more members of the Board of Directors who are independent from Company management. The committee has the authority to adopt administrative rules and practices governing the operation of the 2010 Plan and to interpret its provisions. The committee may, subject to applicable law, delegate to one or more executive officers the power to make awards to participants who are not directors or executive officers so long as the committee fixes the maximum number of shares that may be subject to such awards. The Board may at any time also take any such action.

        Types of Awards that May Be Made.    We may grant stock options, restricted stock, restricted stock units, shares of common stock without restrictions, and any other right to receive payment from the Company based in whole or in part on the value of the common stock. These may include instruments such as phantom stock, performance units, and stock appreciation rights.

  •
  Stock Options.  Stock options under the Plan may be incentive stock options or nonstatutory stock options. The committee determines the terms of the options, including the amount, exercise price, vesting schedules and term, which may not exceed ten years. The per share exercise price of an option may not be less than 100% of the fair market value of the common stock on the grant date.

  •
  Restricted Stock and Restricted Stock Units.  Restricted stock is a grant of shares of common stock, and restricted stock units are rights to receive shares of common stock, that are subject to certain restrictions during a specified period. The restricted period may be based on achieving performance or market-related goals, or on the participant's continued service with the Company. Restricted stock units will be settled in shares of common stock. The participant generally will forfeit the award if the specific conditions are not satisfied.

  •
  Stock Equivalents.  A stock equivalent is any right to receive payment from the Company based in whole or in part on the value of the common stock. Stock equivalents may include, without limitation, phantom stock, performance units and Stock Appreciation Rights and may be settled in stock, cash or other awards or property. The per share exercise price of a Stock Appreciation Right may not be less than 100% of the fair market value of the common stock on the grant date and the term of a Stock Appreciation Right may not exceed ten years.

        Terms and Conditions of Awards.    The committee selects the participants to receive awards and determines the terms and conditions of each award, including the number of shares of common stock subject to each award, the price, if any, a participant pays to receive or exercise an award, the time or times when an award vests or may be exercised, settled, or forfeited, any performance goals, restrictions, or other conditions to vesting, exercise, or settlement of an award, and the effect on an award of the disability, death, retirement or other termination of service of a participant.

        Performance-Based Awards under Section 162(m) of the Code.    Section 162(m) of the Code imposes an annual $1,000,000 limitation on the deduction by a publicly-held corporation for compensation of each of certain covered employees unless the compensation is "performance-based". The following provisions allow the Board the opportunity to make grants of awards that may qualify as "performance-based".

  •
  Performance Goals.  The 2010 Plan provides for the opportunity to make awards that may be treated as "performance-based" awards for purposes of Section 162(m) of the Internal Revenue Code. A participant's right to earn or vest in an award may be made subject to the achievement of one or more objective performance goals based on one or more of the following criteria established by the committee: stock price, earnings per share, earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships.

  •
  Annual Share Limit.  Under the 2010 Plan, we may not in any calendar year grant to any participant awards covering more than 1,400,000 shares, increased from the prior limit of 450,000 shares.

        Transferability.    The committee has the authority to permit participants to transfer any award, provided that incentive stock options may be transferable only to the extent permitted by the Code.

        Adjustments.    Upon an equity restructuring or other corporate transaction that affects the common stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, the committee shall equitably adjust any or all of the number and kind of shares in respect of which awards may be made under the Plan, the number and kind of shares subject to outstanding awards, the exercise price with respect to any of the foregoing, and the limit on individual grants.

        Change in Control.    Subject to the terms of individual award agreements evidencing an award under the Plan, the committee may act to preserve the participants' rights in the event of a change in control of the Company as the committee may consider equitable to participants and in the best interests of the Company, including without limitation: accelerating any time period relating to the vesting, exercise, or settlement of an award, providing for payment to the participant of cash or other property with a fair market value equal to the amount that would have been received upon the vesting, exercise, or settlement of an award in connection with the change in control, causing an award to be assumed, or new rights substituted therefore, by another entity, or adjusting the terms of an award in a manner determined by the committee to reflect the change in control.

        No Repricing of Outstanding Stock Options and Stock Appreciation Rights.    We may not, without stockholder approval, amend any outstanding option or Stock Appreciation Right to reduce the exercise price or replace it with a new award exercisable for common stock at a lower exercise price.

        Amendment and Term of Awards.    Subject to the prohibition on repricing, the committee may not amend, modify or terminate any outstanding award for which the respective participant's consent would be required unless the terms of the award permit such action, the committee determines that such action is required by law, or the committee determines that the action would not materially and adversely affect the participant. Unless it is sooner terminated, the 2010 Plan will automatically terminate on April 27, 2020 (the day before the tenth (10th) anniversary of the date the 2010 Plan was adopted by the Board of Directors). No awards may be granted under the 2010 Plan after it is terminated.

        Amendment of the 2010 Plan.    The Board of Directors may amend, waive, suspend, or terminate the 2010 Plan, subject to any stockholder approval it deems necessary or appropriate in whole or in part at any time and as applicable to some or all participants. For example, under the Code and Nasdaq Stock Market requirements, the Board may not increase the number of shares of common stock issuable under the 2010 Plan (except in the case of a recapitalization, stock split or similar event) without stockholder approval.

        New Plan Benefits.    Options were granted to each executive officer in April 2010 under the Plan. Mr. Capp was granted an option to purchase 973,345 shares of Common Stock. The maximum award that can be made to any one individual under the existing plan is 450,000 shares of Common Stock. Therefore, the remaining 523,345 shares are granted under the 2010 plan, and are conditioned upon shareholder approval of the Amendment and Restatement. The dollar value of this award is not presently determinable, because in accordance with ASC Topic 718, the grant date for accounting purposes will be the date shareholder approval is received, e.g., the date of the Annual Meeting.

        The Board is considering granting performance-based restricted stock units on or about June 30, 2010; however, the amount of each award to be granted is not presently determinable. With the exception of any such grants to Mr. Capp, which may be conditioned upon shareholder approval of the Amendment and Restatement as a result of the annual limit under the existing plan mentioned above, we expect that grants of these units would be made under our existing plan.

        For grants made during our most recent fiscal year under the Plan to our named executive officers as set forth in the Grants of Plan-Based Awards table, please see page -32-. For grants made during our most recent fiscal year under the Plan to our non-employee directors as set forth in the Director Compensation table, please see page 50. Since the inception of the Plan, no award has been granted to (i) any associate of any current director who is not an executive officer, (ii) any associate of any executive officer or (iii) any associate of any nominee for election as a director.

Federal Income Tax Consequences Relating to Awards

        The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2010 Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be complete and does not describe state or local tax consequences. It is not intended as tax guidance to participants in the 2010 Plan.

Tax Consequences to Participants

        Non-qualified Stock Options.    In general, (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Incentive Stock Options.    No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in alternative minimum tax liability. If shares of our common stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

        If shares of our common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        Stock Appreciation Rights.    No income will be recognized by a participant in connection with the grant of a tandem stock appreciation right or a free-standing stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our common stock received on the exercise.

        Restricted Stock.    The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

        Restricted Stock Units.    No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of our common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/loss holding period for such shares will also commence on such date.

        Performance Awards.    No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our common stock received.

Tax Consequences to Us or Our Subsidiaries

        To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Compliance with Section 162(m) of the Code

        The 2010 Plan is designed to enable us to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code.

Compliance with Section 409A of the Code

        To the extent applicable, we intend that the 2010 Plan and any grants made thereunder will comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2010 Plan and any grants made under the 2010 Plan will be administered in a manner consistent with this intent. Any reference in the 2010 Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

Registration with the SEC

        We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of our common stock under the 2010 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the 2010 Plan by our stockholders.

Required Vote

        The approval of the 2010 Plan requires a majority of the votes properly cast by or on behalf of the holders of common stock at the annual meeting. Abstentions and broker non-votes will not be counted as votes cast on such matter and will have no effect on the approval of the 2010 Plan.

        THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE BEACON POWER CORPORATION 2010 STOCK INCENTIVE PLAN.

        Equity Compensation Plan Information.    The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of April 26, 2010:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	13,299,216	$1.06	6,420,264
Equity compensation plans not approved by security holders	100,000	$1.13	—

Total	13,399,216	$1.06	6,420,264

        For additional information concerning our equity compensation plans, see discussion in footnotes 2 and 14 to our consolidated financial statements in our Annual Report on Form 10-K filed with the SEC on March 15, 2010 and under the caption "Compensation Discussion and Analysis" in this proxy statement for the Annual Meeting of Stockholders.

 PROPOSAL 3

AUTHORIZATION FOR AMENDMENT OF BEACON'S SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
AND TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

Overview

        Our Board of Directors has unanimously approved a proposal to enable us to amend our certificate of incorporation to effect a reverse stock split of all outstanding shares of our common stock at an exchange ratio ranging from 1-for-2 to 1-for-10. The Board has recommended that this proposal be presented to our stockholders for approval. You are now being asked to vote upon amendments to our certificate of incorporation to effect this reverse stock split. Therefore, a vote for the Proposal will constitute approval of an amendment to our certificate of incorporation providing for the combination of any whole number of shares of our common stock between and including two and ten into one share of common stock. If the Proposal is approved by our stockholders, the Board will have the sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to elect, as it determines to be in the best interests of us and our stockholders, whether or not to effect a reverse stock split, and if so, the number of shares of our common stock within this approved range, which will be combined into one share of our common stock, at any time before the first anniversary of this annual meeting of stockholders. The Board believes that stockholder approval of amendments granting the Board this discretion, rather than approval of a specified exchange ratio, provides the Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of us and our stockholders.

        Under our current certificate of incorporation, we are authorized to issue up to 400 million shares of common stock. Currently, there are 182,216,412 shares of our common stock outstanding and 94,664,651 shares reserved for future issuance upon conversion or exercise of options, warrants and other securities that are exercisable or convertible into our common stock. If the Board implements the reverse stock split, the number of shares of common stock outstanding, and the number of shares of common stock underlying such convertible securities, will be reduced significantly. The Board believes that if the reverse stock split were implemented, 400 million shares would be an excessive number of shares to be authorized for issuance without stockholder approval. Consequently, if the reverse split is implemented, the proposed amendments to our certificate of incorporation would simultaneously reduce the authorized shares of common stock we could issue to 200,000,000 shares, as described in more detail below.

        The text of the proposed amendments to our certificate of incorporation is attached to this proxy statement as Appendix B. By approving these amendments, stockholders will enable us to make a series of amendments to our certificate of incorporation pursuant to which a range of between two to ten outstanding shares would be combined into one share of our common stock, and will authorize the Board to file only one such amendment as determined by the Board in the manner described herein and to abandon each amendment not selected by the Board. The Board may also elect to file no amendment to our certificate and to effect no reverse split.

        If the Proposal is approved by the stockholders and following such approval the Board determines that effecting a reverse stock split is in the best interests of us and our stockholders, the reverse stock split will become effective upon filing one amendment to our certificate with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares selected by the Board within the limits set forth in the Proposal to be combined into one share of our common stock.

        Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the reverse stock split as that stockholder held immediately before the reverse stock split. The par value of our common stock would remain unchanged at $0.01 per share.

Reasons for the Reverse Split

        The Board believes that a reverse stock split may be desirable for a number of reasons. Foremost, a reverse stock split may allow us to avoid having our common stock delisted from the Nasdaq Capital Market.

        Our common stock is presently quoted on the Nasdaq Capital Market. In order for our common stock to continue to be quoted on the Nasdaq Capital Market, we must satisfy certain listing requirements set forth in Rule 5550(a)(2), which require, among other things, that we maintain a minimum closing bid price of $1.00 per share.

        On September 16, 2009, we received a letter from the Nasdaq Stock Market indicating that our common stock was subject to delisting on March 15, 2010 if the requirements of Rule 5550(a)(2) were not met.

        On March 16, 2010, we were notified by the Nasdaq Stock Market that we had not regained compliance with Rule 5550(a)(2) in the initial time period of 180 calendar days, but that as of March 15, 2010 we had met all initial inclusion criteria for the Nasdaq Capital Market set forth in Marketplace Rule 5505 (except for the bid price). Therefore, in accordance with Marketplace Rule 5810(c)(3)(A), we have been provided an additional 180 calendar days, or until September 13, 2010, to regain compliance with Rule 5550(a)(2

        If we do not satisfy Nasdaq's continued listing requirements, including the requirement to maintain a closing bid price of $1.00 per share, our common stock may be delisted from Nasdaq. The delisting of our common stock may result in the trading of our common stock on the over-the-counter markets such as the OTC Bulletin Board (OTCBB) or the Pink OTC Markets Inc. Consequently, a delisting of our common stock from Nasdaq could materially reduce the liquidity of our common stock, not only in the number of shares that could be bought and sold, but also through delays in the timing of the transaction and reductions in securities analysts and media coverage. This may reduce the demand for our common stock and significantly destabilize the price of our common stock. In addition, a delisting could materially adversely affect our ability to raise additional necessary capital.

        The Board expects that a reverse stock split of our common stock will increase the market price of our common stock so that we are able to maintain compliance with the Nasdaq minimum bid price listing standard. We believe that the approval of this proposal would significantly reduce our risk of not meeting this continued listing standard in the future. However, the effect of a reverse split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of our common stock after the reverse split will not rise in exact proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split, and there can be no assurance that the market price per share post-reverse split will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our common stock is based also on other factors that are unrelated to the number of shares outstanding, including our future performance. In addition, there can be no assurance that we will not be delisted due to a failure to meet other continued listing requirements even if the market price per share post-reverse split of our common stock remains in excess of $1.00. Notwithstanding the foregoing, the Board believes that the proposed reverse stock split, when implemented at an appropriate ratio within the proposal range, will result in the market price of our common stock rising to the level necessary to satisfy the $1.00 minimum bid price requirement. In addition, we believe that, if our common stock maintains a closing bid price of $1.00 per share as required by the Nasdaq rules, we will meet all continued listing requirements.

        The increased market price of our common stock expected as a result of implementing a reverse stock split may improve the marketability and liquidity of our common stock and engender interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

        The liquidity of our common stock may be reduced by the proposed reverse split given the reduced number of shares that would be outstanding after the reverse stock split.

Board Discretion to Implement the Reverse Stock Split

        If the reverse stock split is approved by our stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (with an exchange ratio determined by the Board as described above) is in the best interests of us and our stockholders. Such determination shall be based upon certain factors, including meeting the listing requirements for the Nasdaq Capital Market, existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split before the one year anniversary of this annual meeting of stockholders, as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board fails to implement any of the reverse stock splits before the one year anniversary of this annual meeting of stockholders, stockholder approval again would be required prior to implementing any reverse stock split.

Certain Risks Associated With the Reverse Stock Split

        While our Board believes that our common stock would trade at higher prices after the consummation of a reverse stock split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed the price that is the product of the market price of the common stock prior to the reverse stock split times the selected reverse split ratio. In some cases, the total market value of a company following a reverse stock split is lower, and may be substantially lower, than the total market value before the reverse stock split. In addition, the fewer number of shares that will be available to trade will possibly cause the trading market of the common stock to become less liquid, which could have an adverse effect on the price of the common stock. We cannot offer any assurance that our common stock will meet the Nasdaq Capital Market continued listing requirements following the reverse stock split. The market price of our common stock is based on our performance and other factors, some of which may be unrelated to the number of our shares outstanding.

        In addition, there can be no assurance that the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stock.

 Effects of the Reverse Stock Split

        After the effective date, if any, of the proposed reverse stock split, each stockholder will own a reduced number of shares of our common stock. However, the proposed reverse stock split will affect all of our stockholders uniformly and will not reduce any stockholder's percentage ownership interests in us, except for minor adjustments that may result from any of our stockholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be reduced by the proposed reverse stock split (other than stockholders that receive cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold at least 2% of the voting power of the outstanding shares of common stock immediately after the reverse stock split provided the stockholder does not own any fractional shares. The number of stockholders of record will not be affected by the proposed reverse stock split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest).

        Although the proposed reverse stock split will not reduce the rights of stockholders or any stockholder's proportionate equity interest in us (subject to the treatment of fractional shares), it will reduce the total number of shares of common stock outstanding and, if this Proposal is approved, the number of authorized shares of common stock will also be reduced. The number of authorized shares of common stock will be reduced from 400 million to 200 million.

        The proposed reverse stock split will reduce the number of shares of common stock available for issuance under our Employee Stock Purchase Plan and the Stock Incentive Plan in place at the effective time of the reverse stock split in proportion to the exchange ratio selected by the Board. We also have outstanding stock options and warrants to purchase shares of our common stock. Under the terms of those outstanding stock options and warrants, the proposed reverse stock split will reduce the number of shares of common stock issuable upon exercise of such those options and warrants in proportion to the exchange ratio of the reverse stock split and will increase proportionately the exercise price of such outstanding stock options and warrants. In connection with the proposed reverse stock split, the number of shares of common stock issuable upon exercise or conversion of outstanding stock options and warrants will be rounded to the nearest whole share, and no cash payment will be made in respect of such rounding.

        Because the number of issued and outstanding shares of common stock will decrease as result of the reverse stock split, the proposed amendments to our certificate of incorporation would decrease the number of authorized but unissued shares of common stock. The reduction to 200 million shares is not, however, on a basis generally proportionate to all but one of the ratios that may be used to effect the reverse stock split. Specifically, the authorized common would be reduced by a factor of two, while the shares outstanding would be reduced by a factor from two to ten at the Board's discretion. This means that, as a proportionate matter, if a reverse stock split ratio of greater than two is implemented, additional shares of authorized common stock would be available for issuance at the discretion of our board of directors from time to time for corporate purposes such as raising additional capital and settling outstanding obligations, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable for common stock.

        The following table illustrates the approximate effect that a reverse stock split and reduction in authorized shares would have had on our common stock as of April 26, 2010:

	Number of Shares of Common Stock
		After the Reverse Stock Split
	Prior to the Reverse Stock Split
		1-for-2	1-for-5	1-for-10
Issued and Outstanding	182,216,412	91,108,206	36,443,282	18,221,641
Reserved for Issuance	94,664,651	47,332,326	18,932,930	9,466,465
Treasury Shares	421,900	210,950	84,380	42,190
Total Authorized Shares	400,000,000	200,000,000	200,000,000	200,000,000
Shares Available for Issuance (% of total authorized)	31%	31%	72%	86%

        If the proposed reverse stock split is implemented, it will increase the number of our stockholders who own "odd lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of 100 shares or more of common stock.

        Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Exchange Act. If the proposed reverse stock split is implemented, our common stock will continue to be reported on the Nasdaq Capital Market under the symbol "BCON" (although Nasdaq will add the letter "D" to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred).

Effective Date

        The proposed reverse stock split and reduction in our authorized common stock would become effective as of 5:00 p.m. Eastern time on the date on which a certificate of amendment to our certificate of incorporation is filed with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with reverse stock split ratio determined by the Board.

Payment for Fractional Shares

        Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, Computershare Limited, our transfer agent for the registered stockholders, will aggregate all fractional shares and arrange for them to be sold as soon as practicable after the effective time of the reverse stock split at the then prevailing prices on the open market on behalf of those stockholders who would otherwise be entitled to receive a fractional share. We expect that the transfer agent will cause the sale to be conducted in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. After completing the sale, stockholders will receive a check payment from the Company in an amount equal to the stockholder's pro rata share of the total net proceeds of these sales. We will pay all commissions, transfer taxes and out-of-pocket costs incurred in connection with the sale of the aggregated fractional shares of our common stock, including the expenses and compensation of the transfer agent.

        If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the effective date. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment. This cash payment is subject to applicable federal and state income tax and state abandoned property laws. In addition, you will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date you receive your payment.

        After the reverse stock split, a stockholder will have no further interest in the Company with respect to their cashed-out fractional shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in "street name")

        Upon the reverse stock split, we intend to treat shares held by stockholders in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in "street name". However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered "Book-Entry" Holders of Common Stock (i.e. stockholders that are registered on the transfer agent's books and records but do not hold stock certificates)

        Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

        If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of common stock held following the reverse stock split.

        If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under "Fractional Shares".

Effect on Certificated Shares

        Stockholders holding shares of our common stock in certificate form will be sent a transmittal letter by the transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of our common stock ("Old Certificates") to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock ("New Certificates"). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

        Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock which they are entitled as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled.

        Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for new certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

        If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under "Fractional Shares".

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Accounting Consequences

        The par value per share of our common stock will remain unchanged at $0.01 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of our common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

        Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters' rights with respect to our proposed amendments to our charter to effect the reverse split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences of the Reverse Stock Split

        The following summary discusses certain of the material U.S. federal income tax consequences of the proposed reverse stock split. For purposes of this discussion, a "U.S. Holder" means: (i) a citizen or resident of the United States; (ii) a corporation or other entity taxable as a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) a trust, if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (iv) an estate that is subject to U.S. federal income tax on its income regardless of its source. In general, a Non-U.S. Holder is any stockholder who is not a U.S. Holder.

        This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, administrative rulings and judicial decisions currently in effect, all of which are subject to change, possibly with retroactive effect. This discussion assumes that stockholders hold their Beacon stock as a capital asset within the meaning of Section 1221 of the Code. Further, the discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of his, her or its personal investment circumstances or to stockholders subject to special treatment under the U.S. federal income tax laws, including: (i) insurance companies; (ii) tax-exempt organizations; (iii) dealers in securities or foreign currency; (iv) banks or trusts; (v) persons that hold their stock as part of a straddle, a hedge against currency risk or a constructive sale or conversion transaction; (vi) persons that have a functional currency other than the U.S. dollar; (vii) investors in partnerships, limited liability companies, and other pass-through entities; (viii) stockholders who are subject to alternative minimum tax; (ix) stockholders who acquired their stock through the exercise of options or warrants; (x) stockholders who acquired their stock as compensation or through a tax-qualified retirement plan or holders of options granted under any option or benefit plan; (xi) stockholders who are subject to the provisions of U.S. federal tax law applicable to certain U.S. expatriates; or (xii) Non-U.S. Holders who are treated as holding their stock effectively connected with the conduct of a U.S. trade or business. Furthermore, this discussion does not consider the potential effects of any state, local or non-U.S. tax laws.

        All stockholders are urged to consult their tax advisors regarding the tax consequences of the proposed reverse stock split to them in their particular situations, including the effects of U.S. federal, state, local, non-U.S. and other tax laws.

        Treatment as a Reorganization.    The reverse stock split is intended to constitute a "reorganization" within the meaning of Section 368(a) of the Code. Assuming the reverse stock split qualifies as a "reorganization," a stockholder will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse split shares. The aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged, excluding any portion of the holder's basis allocated to fractional shares for which the holder receives cash, and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged.

        Beacon does not intend to request a ruling from the Internal Revenue Service with respect to the qualification of the proposed reverse stock split as a "reorganization." Accordingly, there is no assurance that the Internal Revenue Service will not challenge the qualification of the proposed reverse stock split as a "reorganization" or that a court will not sustain such a challenge.

        Cash in Lieu of Fractional Shares.    U.S. Holders who receive cash in lieu of fractional shares will be treated for federal income tax purposes as if the fractional share interest had been issued in the proposed reverse stock split to the U.S. Holder and then had been sold by such U.S. Holder for cash. The amount of gain or loss realized by a U.S. Holder will be equal to the difference between (i) the amount of cash received in lieu of a fractional share and (ii) the portion of the U.S. Holder's adjusted tax basis in Beacon stock that is allocated to the fractional share. Generally, such gain or loss will be capital gain or loss, and will be long-term capital gain or loss provided that the Beacon stock was held as a capital asset and for a period exceeding one year as of the time of the exchange. The deductibility of capital losses is subject to limitations.

        In general, a Non-U.S. Holder will not be subject to U.S. federal income tax on any gain unless: (i) such holder is an individual who is present in the U.S. for 183 or more days in the taxable year of the proposed reverse stock split and certain other conditions are met; (ii) such holder is subject to the provisions of the U.S. federal tax law applicable to certain U.S. expatriates; or (iii) the gain is effectively connected with the conduct of a U.S. trade or business by the Non-U.S. Holder, and, if a tax treaty applies, is attributable to a U.S. permanent establishment of such holder. Non-U.S. Holders meeting either (i), (ii) or (ii) above will generally be taxed in the same manner as U.S. Holders.

        Backup Withholding.    Cash payments made to Beacon stockholders pursuant to the proposed reverse stock split may, under certain circumstances, be subject to backup withholding at a rate of 28%. There is no backup withholding for stockholders who provide Computershare Limited, transfer agent for Beacon, with their correct U.S. federal taxpayer identification number and who certify that no loss of exemption from backup withholding has occurred on Internal Revenue Service Form W-9 or its substitute. Certain categories of Beacon stockholders, for example, corporations and some foreign individuals, are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, such individual must generally provide Computershare with a completed Internal Revenue Service Form W-8BEN or other applicable Internal Revenue Service form.

        Reporting Requirements.    U.S. Holders are required under Treasury Regulation Section 1.368-3 to file a statement with their U.S. federal income tax returns setting forth their adjusted tax basis in the shares of Beacon stock as a result of the proposed reverse stock split, the fair market value of the shares of Beacon stock as of the date of the proposed reverse stock split and the amount of any cash received as a result of the reverse stock split. U.S. Holders will be required to retain permanent records relating to these facts. U.S. Holders are urged to consult their tax advisors with respect to these record keeping, filing, and any other tax reporting requirements. Non-U.S. Holders should consult their tax advisors regarding any reporting requirements that may apply to them.

        Tax Consequences to Beacon.    No gain or loss will be recognized by Beacon as a result of the reverse stock split.

        This discussion is intended to provide only a summary of certain of the material U.S. federal income tax consequences of the proposed reverse stock split to our stockholders and is not tax advice. It does not purport to be a complete analysis or description of all potential U.S. federal income tax consequences of the proposed reverse stock split. It does not address certain categories of stockholders, and it does not address state, local or non-U.S. tax consequences. In addition, as noted above, this summary does not address tax consequences that may vary with, or be contingent upon, the individual circumstances of stockholders. The summary does not address the tax consequences of any transaction other than the proposed reverse stock split. Accordingly, our stockholders should consult their individual tax advisor(s) to determine their particular U.S. federal, state, local or non-U.S. income or other tax consequences resulting from the proposed reverse stock split.

 Required Vote

        The affirmative vote of stockholders having a majority of the voting power of all outstanding shares of our capital stock entitled to vote at the annual meeting is required to approve the reverse stock split. As a result, abstentions and broker non-votes will have the same effect as negative votes.

        THE BEACON BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL ENABLING BEACON TO AMEND THE SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT A RATIO OF BETWEEN ONE-FOR-TWO AND ONE-FOR-TEN ANY TIME PRIOR TO THE FIRST ANNIVERSARY OF THIS ANNUAL MEETING OF STOCKHOLDERS, WITH THE EXACT RATIO TO BE DETERMINED BY OUR BOARD OF DIRECTORS, AND TO REDUCE THE NUMBER OF AUTHORIZED SHARES AS SET FORTH IN THIS PROPOSAL 3 ABOVE.

 PROPOSAL 4

RATIFICATION OF SELECTION OF AUDITORS

        We are submitting for ratification at the Annual Meeting the selection, by our Audit Committee, of Miller Wachman LLP ("Miller Wachman") as independent auditors to audit our books and accounts for the fiscal year ending December 31, 2010. Such ratification requires the affirmative vote of a majority of the shares entitled to vote thereon present in person or represented by proxy at the Annual Meeting when a quorum is present. Representatives of Miller Wachman will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions of stockholders.

        Miller Wachman has advised us that neither it nor any of its members has any direct financial interest in Beacon as a promoter, underwriter, voting trustee, director, officer or employee.

Principal Accounting Fees and Services

        We have engaged Miller Wachman as our independent registered public accounting firm since October 29, 2004.

        Principal accounting fees billed by Miller Wachman during 2009 and 2008 were as follows:

	2009	2008
Audit Fees	$156,000	$151,705
Audit-Related Fees	57,802	48,477
Tax Fees	21,130	21,501
All Other Fees	—	—

Total Fees	$234,932	$221,683

Audit Fees

        The aggregate audit fees billed by Miller Wachman for the fiscal year ended December 31, 2009 and 2008 were $156,000 and $151,705, respectively. These fees include amounts for the audit of our consolidated annual financial statements, audit of our internal controls and the reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees

        Audit-related fees billed during 2009 and 2008 were $57,802 and $48,477, respectively. These fees included work related to consent letters and review of registration.

Tax Fees

        The aggregate fees billed by Miller Wachman for tax services rendered during the fiscal years ended December 31, 2009 and 2008, respectively, were $21,130 and $21,501, respectively. These fees were for the preparation and filing of the 2008 income tax return and developing estimated payments for 2009 income taxes.

All Other Fees

        There were no other fees paid to our auditors during 2009 or 2008.

 Audit Committee Pre-Approval Requirements

        The charter of our Audit Committee provides that it has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934 and (iii) all fees and the terms of engagement with respect to such services. All audit and non-audit services performed by Miller Wachman during fiscal 2009 were pre-approved pursuant to the procedures outlined above.

Required Vote and Board of Directors Recommendation

        Approval of the ratification of the selection, by our Audit Committee, of Miller Wachman LLP as independent auditors to audit our books and accounts for the fiscal year ending December 31, 2010 requires the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting. Proxies solicited by management for which no specific direction is included will be voted "FOR" the approval of the ratification of the selection of Miller Wachman LLP.

        OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE RATIFICATION OF THE SELECTION OF MILLER WACHMAN LLP AS INDEPENDENT AUDITORS TO AUDIT OUR BOOKS AND ACCOUNTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

 OTHER MATTERS

        As of the date of this Proxy Statement, we do not know of any matters that will be brought before the Annual Meeting other than those specified in the Notice of Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the form of proxy, or their substitutes, will vote on such matters in accordance with their best judgment.

ANNUAL REPORT AND OTHER SEC FILINGS

        Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available on our website at www.beaconpower.com. These and other SEC filings, including this proxy statement, are also available on the SEC website at www.sec.gov. A copy of these filings may be obtained, at no cost, by writing to Corporate Secretary, Beacon Power Corporation, 65 Middlesex Road, Tyngsboro, MA 01879.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Beacon stockholders will be "householding" our proxy materials. A singly proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your request to Beacon Power Corporation, Attention: Investor Relations, 65 Middlesex Road, Tyngsboro, MA 01879 or contact Investor Relations at (978) 661-2825. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

        Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders in 2011 may do so by complying with SEC rules and our By-Laws. To be eligible for inclusion, stockholder proposals must be received by us on or before                      , 2011. If you would like a copy of the requirements contained in our By-Laws, please contact James M. Spiezio, Secretary, Beacon Power Corporation, 65 Middlesex Road, Tyngsboro, MA 01879.

        If a stockholder of Beacon wishes to present a proposal before the 2011 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in Beacon's proxy statement and proxy card, such stockholder must give written notice to the Secretary of Beacon at the address noted above. The Secretary must receive such notice no later than 90 days prior to the anniversary date of the release date of the proxy statement in connection with the preceding year's annual meeting, or                  , 2011. If a stockholder fails to provide timely notice of a proposal to be presented at the 2011 Annual Meeting, the proxies designated by the Board of Directors of Beacon will have discretionary authority to vote on any such proposal.

By order of the Board of Directors, Beacon Power Corporation
F. William Capp President and Chief Executive Officer
Tyngsboro, Massachusetts May , 2010

Appendix A

BEACON POWER CORPORATION

2010 STOCK INCENTIVE PLAN

1.    Purpose

        The purpose of this 2010 Stock Incentive Plan (the "Plan") of Beacon Power Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of the Company as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). The Plan represents an amendment and restatement of the Third Amended and Restated 1998 Stock Incentive.

2.    Eligibility

        All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.    Administration, Delegation

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

        (b)    Delegation to Executive Officers.    To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

        (c)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). The Compensation Committee of the Board, consisting of not less than two members, each member of which is an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, has been appointed by the Board. All references in the Plan to the "Board" shall mean the Board or the Compensation Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.    Stock Available for Awards

        (a)    Number of Shares.    Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 38,000,000 shares of common stock of the Company, $0.01 par value per share (the "Common Stock"). As of April 26, 2010 13,458,441 shares of Common Stock are covered by outstanding Awards and 4,901,423 shares of Common Stock are available for the grant of new Awards under the Plan. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        (b)    Per-Participant Limit.    Subject to adjustment under Section 4(c), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 1,400,000, per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

        (c)    Adjustment to Common Stock.    In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of security and exercise price per share subject to each outstanding Option (as hereinafter defined), (iii) the repurchase price per security subject to each outstanding Restricted Stock Award (as hereinafter defined), and (iv) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 9(e)(1) also applies to any event, Section 9(e)(1) shall be applicable to such event, and this Section 4(c) shall not be applicable.

5.    Stock Options

        (a)    General.    The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price per share and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

        (b)    Incentive Stock Options.    An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

        (c)    Exercise Price.    The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

        (d)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of ten (10) years.

        (e)    Exercise of Option.    Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by another form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares of Common Stock for which the Option is exercised.

        (f)    Payment upon Exercise.    Common Stock purchased upon the exercise of an option granted under the Plan shall be paid for as follows:

          (1)   in cash or by check, payable to the order of the Company;

          (2)   except as the Board may, in its sole discretion, otherwise provide in an option agreement, (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

          (3)   delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery;

          (4)   to the extent permitted by the Board, in its sole discretion, (i) by delivery of a promissory note of the Participant to the Company on terms determined by the Board or (ii) by payment of such other lawful consideration as the Board may determine; or

          (5)   any combination of the above permitted forms of payment.

        (g)    Nonqualified Options with Fair Market Value Exercise Price.    Unless otherwise determined by the Board pursuant to subsection (h) below, to avoid a deferral of compensation falling within the requirements of Section 409A of the Code, any Option to purchase stock, other than an Incentive Stock Option described in Section 422 of the Code will have the following characteristics: (i) the exercise price will never be less than the fair market value of the underlying stock on the date the Option is granted, (ii) the receipt, transfer or exercise of the Option will be subject to taxation under Section 83 of the Code, and (iii) the Option will not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the Option.

        (h)    Nonqualified Options with Exercise Price Less than Fair Market Value.    Notwithstanding subsection (g) above, to the extent that any Nonqualified Option may constitute a deferral of compensation, said Option shall comply with the requirements of Section 409A of the Code as set forth in the corresponding option agreement.

6.    Restricted Stock

        (a)    Grants.    The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

        (b)    Terms and Conditions.    The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

        (c)    Deferred Compensation.    To the extent that any Award of shares of restricted stock may constitute a deferral of compensation, the Award shall comply with the requirements of Section 409A of the Code as set forth in the corresponding Restricted Stock Award.

7.    Other Stock-Based Awards

        The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

        Notwithstanding the foregoing, however, the form and/or operation of any such Award will not constitute "deferred compensation" under Section 409A of the Code or if such Award, in form or operation, constitute "deferred compensation" the Award shall comply with the requirements under Section 409A of the Code as set forth in the corresponding Award agreement.

8.    Performance Awards.

        The Board may, in its discretion, grant performance Awards which become vested or payable on account of attainment of one or more performance goals during a specified period as established by the Board. Performance goals established by the Board shall be based on objectively determinable performance goals selected by the Board that apply to an individual or group of individuals, a business unit, or the Company or an affiliate as a whole, over such performance period as the Board may designate.

        For Awards intended to be "performance-based compensation," the grant of the performance Awards and the establishment of the performance measures shall be made during the period required under Code Section 162(m) and in accordance with Section 409A of the Code to the extent applicable.

        The performance goals shall be based on one or more of the following criteria: stock price, earnings per share, earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships.

        At any time prior to the final determination of the performance Awards, the Board may adjust the performance goals and Awards for Participants to the extent that the Board deems appropriate considering the requirements of Code Section 162(m); provided that if a performance Award is intended to qualify for the "performance-based compensation" exemption under Code Section 162(m), the Board shall be precluded from increasing the amount of compensation payable under the terms of such performance Award (but may decrease the amount of compensation payable in its sole discretion). Upon completion of a performance period, the Board shall determine whether the performance goals have been met and certify in writing to the extent that such goals have been satisfied. To the extent permitted under Code Section 162(m), the Board may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Board determines should be appropriately excluded or adjusted, including: (a) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges; (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or (c) a change in tax law or accounting standards required by generally accepted accounting principles. In addition, the performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations.

        For purposes of this Section 8, references to the Board shall mean the "compensation committee" within the meaning of Treas. Reg. §1.162-27(c)(4).

9.    General Provisions Applicable to Awards

        (a)    Transferability of Awards.    Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

        Notwithstanding the foregoing, a Participant's transfer to a revocable trust that is solely for the benefit of the Participant and the Participant's spouse and/or issue during his lifetime and transfer under such trust at the Participant's death to the trust's intended beneficiaries shall not be deemed to be prohibited by the foregoing provisions. If any person other than the Participant, the Participant's then current spouse, and the Participant's issue shall possess a vested interest in such trust during the lifetime of the Participant, such interest shall not be recognized hereunder as giving such person any right the benefit of an Award. In such event the Award shall revest in the Participant as if such transfer in trust had not occurred. Any Award that consists of an incentive stock option and that is transferred to a trust as permitted in this paragraph, and any shares purchased thereunder, are subject to any applicable rules of the Internal Revenue Code concerning the effects of such transfers on incentive stock option status.

        (b)    Documentation.    Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. In addition, each such written Award shall contain such terms and conditions as are necessary to comply with the requirements of Section 409A of the Code.

        (c)    Board Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d)    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

        (e)    Acquisition Events

          (1)   Consequences of Acquisition Events.    Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding Awards: (i) provide that all outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; (ii) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Time and the consummation of such Acquisition Event; (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options; (iv) provide that all Restricted Stock Awards then outstanding shall become free of all restrictions prior to the consummation of the Acquisition Event; and (v) provide that any other stock-based Awards outstanding (A) shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event, or (B), if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

          Except as otherwise may be required with respect to any Award constituting deferred compensation under Section 409A of the Code, in which case the provisions of said Section 409A shall prevail as set forth in the individual Award agreement, an "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the complete liquidation of the Company.

          (2)   Assumption of Options Upon Certain Events.    The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate under the circumstances. Such substitute Awards shall not constitute a deferral of compensation under Section 409A of the Code. Notwithstanding the foregoing, to the extent that the Board determines that any such substitute Award shall constitute a deferral of compensation under Section 409A of the Code such Award shall be accompanied by a written Award agreement which shall set forth the terms and conditions required to comply with the provisions of Section 409A of the Code.

        (f)    Withholding.    Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

        (g)    Amendment of Award.    The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, accelerating the vesting of an Award (and in appropriate cases, providing that the portion so accelerated be held as restricted stock), and converting an Incentive

Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant. Notwithstanding the foregoing, any amendment pursuant to this subsection 9(g) shall not be permitted to the extent that the individual Award or this Plan, in general, would constitute deferred compensation subject to Section 409A of the Code unless the Award agreement sets forth the terms and conditions necessary to comply with the requirements of Section 409A of the Code.

        (h)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (i)    Acceleration.    The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be. Notwithstanding the foregoing, to the extent that any acceleration pursuant to this subsection 8(i) pertains to an Award which constitutes "deferred compensation" under Section 409A of the Code such acceleration shall comply with any requirements of Section 409A which may be applicable.

10.    Miscellaneous

        (a)    No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

        (b)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the close of business on the record date for such stock dividend and the close of business on the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        (c)    Effective Date and Term of Plan.    The Plan shall become effective on the date on which it is adopted by the Board.. No Awards shall be granted under the Plan after April 27 2020, but Awards previously granted may extend beyond that date.

        (d)    Amendment of Plan.    The Board may amend, waive, suspend or terminate the Plan or any portion thereof at any time and with respect to any or all Participants. Notwithstanding the foregoing, any amendment, waiver, suspension or termination pursuant to this subsection 10(d) shall not be permitted to the extent that the individual Award or this Plan, in general, would constitute deferred compensation subject to Section 409A of the Code unless the Award agreement sets forth the terms and conditions necessary to comply with the requirements of Section 409A of the Code or unless otherwise consented to in writing by a Participant whose Award would become subject to Section 409A of the Code as a result of such action. In addition, the Board expressly reserves the right to amend the Plan, as required, to comply with any regulatory guidance issued with respect to Section 409A of the Code.

        (e)    Stockholder Approval.    For purposes of this Plan, stockholder approval shall mean approval by a vote of the stockholders in accordance with the requirements of Section 162(m) of the Code.

        (f)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

Appendix B

        Article Fourth is hereby deleted in its entirety and replaced with the following:

        FOURTH:    The total number of shares of all classes of stock which the Corporation shall have authority to issue is 200,000,000 shares of common stock, $0.01 par value per share ("Common Stock") and 10,000,000 shares of preferred stock, $0.01 par value per share, ("Preferred Stock").

        Effective as of 5:00 pm, Eastern time, on the date this Certificate is filed with the Secretary of State of the State of Delaware, each [            ](1) shares of the Corporation's Common Stock, $0.01 par value per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.01 par value per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive a cash payment representing that holder's proportionate interest in the net proceeds from the sale by the Corporation's transfer agent of the aggregate of fractional shares of common stock that would otherwise have been issued. Whether or not the stock combination provided above would result in fractional shares for a holder of record shall be determined on the basis of the total number of shares of Common held by such holder of record at the time the stock split occurs.

        The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

        A.    COMMON STOCK.

        1.    General.    200,000,000 shares of Common Stock may be issued from time to time as determined by the Board of Directors. The voting, dividend and liquidation rights of the holders of the Common stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

        2.    Voting.    The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

        3.    Dividends.    Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

        4.    Liquidation.    Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

(1)
By approving this Amendment, stockholders will approve the combination of shares of Common Stock for a combination ratio in the range of 1 for 2 through 1 for 10, inclusive. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Corporation and its stockholders. The Board of Directors will not implement any amendment providing for a different combination ratio.

B-1

        B.    PREFERRED STOCK.

        1.    Issuance.    10,000,000 shares of Preferred Stock may be issued from time to time as determined by the Board of Directors. The Board of Directors is hereby authorized to designate each series, to establish the number of shares to be included in each series and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such additional series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such additional series subsequent to the issue of shares of that series.

        2.    Rights.    Authorized and unissued shares of Preferred Stock may be issued with such designations, voting powers, preferences, and relative, participating, option or other special rights, and qualifications, limitations and restrictions on such rights, as the Board of Directors may authorize by resolutions duly adopted prior to the issuance of any shares of series of Preferred Stock, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple or fractional votes per share; (iii) the dividend rate on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series in the event of the liquidation, dissolution, or winding-up of the Corporation, or the distribution of its assets; and (vii) the prices or rates of conversion at which, the terms and conditions on which, the shares are convertible.

B-2

PROXY — BEACON POWER CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 21, 2010

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THEIR STOCKHOLDER(S)

The undersigned stockholder of Beacon Power Corporation (the “Corporation”) hereby appoints F. William Capp and James M. Spiezio (each a “Proxy Agent”), jointly and severally with full power of substitution to each as proxies for and on behalf of the undersigned, to attend the Annual Meeting of Stockholders of the Corporation to be held at Beacon’s corporate headquarters located at 65 Middlesex Road, Tyngsboro, Massachusetts 01879 on Wednesday, July 21, 2010 at 1:00 p.m., or at any adjournments thereof, and to vote as directed below all stock of the Corporation which the undersigned would be entitled to vote if personally present.

By acceptance, each Proxy Agent agrees that this Proxy will be voted in the manner directed by the stockholder giving this Proxy.  If no direction is specified, the Proxy will be voted FOR the election of the nominees for Directors, FOR approval of the 2010 Stock Incentive Plan, FOR the proposal to authorize the Board of Directors to implement a reverse stock split at one of the specified ratios  and to amend the Certificate of Incorporation for purposes of decreasing the common stock authorized for issuance, and FOR the ratification of the selection of Miller Wachman LLP as independent auditors for the fiscal year ending December 31, 2010.  Discretionary authority is hereby conferred as to all other matters which may properly come before the meeting or any adjournments thereof.  This Proxy, if properly executed and delivered, will revoke all other Proxies.

Electronic Voting Instructions

You can vote by telephone OR Internet!  Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Vote by telephone	Vote by Internet
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada or Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Log on to the Internet and go to the following web site: WWW.INVESTORVOTE.COM
• Follow the instructions provided by the recorded message.	• Follow the steps outlined on the secure website.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR

Proxies submitted by telephone or the Internet must be received by 11:59 p.m. Eastern Time on

July __, 2010.

THANK YOU FOR VOTING

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

PROPOSALS — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

A	Proposals

1.	Election of Directors – Nominees:
		For	Withhold
	F. William Capp	☐	☐

	Stephen P. Adik	☐	☐

	Daniel E. Kletter	☐	☐

	Virgil G. Rose	☐	☐

	Jack P. Smith	☐	☐

	Edward A. Weihman	☐	☐

2.	Approval of Beacon Power Corporation 2010 Stock Incentive Plan, constituting an amendment, restatement and renaming of the Third Amended and Restated 1998 Stock Incentive Plan:			FOR	AGAINST	ABSTAIN
				☐	☐	☐

3.

Authorization for Board of Directors to implement a reverse stock split at a ratio of (in its discretion) in a range from 1-for-2 to 1-for-10, or to elect not to implement any split, and to amend the Sixth Amended and Restated Certification of Incorporation to effect the split and to reduce the number of shares of common stock authorized therein:

				FOR	AGAINST	ABSTAIN
				☐	☐	☐

4.	Ratification of the selection of Miller Wachman LLP as the Corporation’s independent auditors for 2010:			FOR	AGAINST	ABSTAIN
				☐	☐	☐

B	Non-Voting Items Change of Address – Please print new address below.	Mark the box to the right if you plan to attend the meeting.	☐

C	Authorized Signatures –This section must be completed for your vote to be counted. – Date and sign below.
PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES

Please sign exactly as your name appears hereon.  When signing as administrator, attorney, executor, guardian or trustee, please give your full title.  If the signer is a corporation or partnership, please sign a full corporate or partnership name by any authorized officer of person.  If shares are held jointly, each joint owner should sign.

Signature 1 – Please keep signature within box	Signature 2 – Please keep signature within box	Date (mm/dd/yyyy)
☐☐ / ☐☐ / ☐☐☐☐